Exhibit 10.54

STI Cavaliere

SHIPBUILDING CONTRACT

FOR

THE CONSTRUCTION OF

ONE (1) 300,000 DWT CLASS CRUDE OIL CARRIER

HULL NO. S777

BETWEEN

STI CAVALIERE SHIPPING COMPANY LIMITED

(AS BUYER)

AND

HYUNDAI SAMHO HEAVY INDUSTRIES CO., LTD.

(AS BUILDER)

INDEX

			PAGE

PREAMBLE			3

ARTICLE	I	: DESCRIPTION AND CLASS	4
	II	: CONTRACT PRICE	7
	III	: ADJUSTMENT OF THE CONTRACT PRICE	8
	IV	: INSPECTION AND APPROVAL	12
	V	: MODIFICATIONS, CHANGES AND EXTRAS	17
	VI	: TRIALS AND COMPLETION	19
	VII	: DELIVERY	23
	VIII	: DELAYS AND EXTENSIONS OF TIME (FORCE MAJEURE)	27
	IX	: WARRANTY OF QUALITY	30
	X	: PAYMENT	34
	XI	: BUYER’S DEFAULT	39
	XII	: BUYER’S SUPPLIES	42
	XIII	: ARBITRATION	44
	XIV	: SUCCESSORS AND ASSIGNS	46
	XV	: TAXES AND DUTIES	47
	XVI	: PATENTS, TRADEMARKS AND COPYRIGHTS	48
	XVII	: COMPLIANCE AND ANTI-BRIBERY	49
	XVIII	: INSURANCE	50
	XIX	: INTERPRETATION AND GOVERNING LAW	51
	XX	: NOTICE	52
	XXI	: EFFECTIVENESS OF THIS CONTRACT	53
	XXII	: EXCLUSIVENESS	54

EXHIBIT “A”		LETTER OF GUARANTEE	56

EXHIBIT “B”		PERFORMANCE GUARANTEE	58

THIS CONTRACT, made on this 20th day of December, 2013 by and between STI| Cavaliere Shipping Company Limited, a corporation incorporated and existing under the laws of the Republic of the Marshall Islands, having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands 96960 (hereinafter called the “BUYER”), the party of the first part and Hyundai Samho Heavy Industries Co., Ltd., a company organized and existing under the laws of the Republic of Korea, having its principal office at 93, Daebul-Ro, Samho-Eup, Yeongam-Gun, Jeollanam-Do, Korea (hereinafter called the “BUILDER”), the party of the second part,

W I T N E S S E T H :

In consideration of the mutual covenants contained herein, the BUILDER agrees to design, build, launch, equip and complete one (1) 300,000 DWT class Crude Oil Carrier as described in Article I hereof (hereinafter called the “VESSEL”) at the BUILDER’s shipyard in Samho, Korea (hereinafter called the “SHIPYARD”) and to deliver and sell the VESSEL to the BUYER, and the BUYER agrees to accept delivery of and purchase from the BUILDER the VESSEL, according to the terms and conditions hereinafter set forth.

(End of Preamble)

ARTICLE I: DESCRIPTION AND CLASS

1.                            DESCRIPTION

The VESSEL shall have the BUILDER’S Hull No. S777 and shall be designed, constructed, equipped, launched and completed in accordance with the specifications (Ref. No. COSC-FS-P1(R1), dated December 18, 2013) and the general arrangement plan (No. 1G-7000-201, dated December 18, 2013) attached thereto (hereinafter called respectively the “SPECIFICATIONS” and the “PLAN”), and which shall constitute an integral part of this CONTRACT although not attached hereto.

Should there be any inconsistencies or contradictions between the SPECIFICATIONS and the PLAN, the SPECIFICATIONS shall prevail. Should there be any inconsistencies or contradictions between this CONTRACT and the SPECIFICATIONS, this CONTRACT shall prevail.

2.                            BASIC DIMENSIONS AND PRINCIPAL PARTICULARS OF THE VESSEL

(a)                           The basic dimensions and principal particulars of the VESSEL shall be:

Length, overall	abt.	333	m
Length, between perpendiculars	abt.	322	m
Breadth, moulded	abt.	60	m
Depth, moulded	abt.	29.4	m
Design draught, moulded	abt.	20.5	m
Scantling draught, moulded	abt.	21.6	m

Main Engine                                                                     :                                                                       HYUNDAI-MAN B&W 7G80ME-C9.2

with Low Load Tuning (Exhaust Gas By-pass)

Nominal Rating : 32,970 kW x 72 RPM

MCR : 24,400 kW x 66 RPM

NCR : 17,080 kW x 58.6 RPM

Deadweight, guaranteed :   300,000 metric tons at the scantling draught of 21.6 meters on even keel in sea water of specific gravity of 1.025.

Cubic capacity of cargo tanks including slop tanks and residual oil tank (100%) guaranteed: 344,500 m3

Speed, guaranteed :   14.8 knots at the design draught of 20.5 meters at the condition of clean bottom and in calm and deep sea with main engine output of 17,080 kW with 15% sea margin.

Specific Fuel Oil Consumption, guaranteed : 161.7 grams/kW-hour + 5% using marine diesel oil having lower calorific value of 42,700 Kcal/Kg at MCR measured at the shop trial with I.S.O reference conditions.

The details of the aforementioned particulars as well as the definitions and method of measurements and calculations are as indicated in the SPECIFICATIONS.

(b)                     The dimensions may be slightly modified by the BUILDER, who also reserves the right to make changes to the SPECIFICATIONS and the PLAN if found necessary to suit the local conditions and facilities of the SHIPYARD, the availability of materials and equipment, the introduction of improved production methods or otherwise, subject to the approval of the BUYER which the BUYER shall not withhold unreasonably.

3.                            CLASSIFICATION, RULES AND REGULATIONS

(a)                        The VESSEL, including its machinery, equipment and outfittings shall be constructed in accordance with the BUILDER’s shipbuilding practices and “Hyundai Samho Quality Standard”.

The VESSEL shall be built in compliance with the applicable current rules and regulations, which have been issued and are effective as of the date of signing this CONTRACT, of American Bureau of Shipping (hereinafter called the “CLASSIFICATION SOCIETY”) and classed and registered with the symbol of +A1(E), Oil Carrier, +AMS, +ACCU, SCR, AB-CM, ESP, TCM, CPS, VEC-L, BWE, BWT, UWILD, PMA, ENVIRO, GP, POT, SPMA, CPP, IGS-Ballast, RW.

The VESSEL shall be built in compliance with the Rules and Regulations as described in the SPECIFICATIONS which are in force at the date of signing the CONTRACT and/or which are ratified as of the date of signing the CONTRACT and which will come into force on or before the date of delivery of the VESSEL.

(b)                        The BUILDER shall arrange with the CLASSIFICATION SOCIETY for the assignment by the CLASSIFICATION SOCIETY of representative(s) to the VESSEL during construction. All costs, fees, charges and arrangement incidental to classification of the VESSEL in compliance with the rules, regulations and requirements of this CONTRACT shall be for the account of the BUILDER.

(c)                         The decision of the CLASSIFICATION SOCIETY as to whether the VESSEL complies with the rules, requirements and regulations of the CLASSIFICATION SOCIETY shall be final and binding upon the BUILDER and the BUYER.

4.                            NATIONALITY OF THE VESSEL

The VESSEL shall be registered by the BUYER at its own cost and expense under the laws of Marshall Islands with its home port at the time of its delivery and acceptance hereunder.

5.                            SUB-CONTRACTORS AND SUPPLIERS

The BUILDER shall build and outfit the VESSEL according to this CONTRACT at the SHIPYARD at Samho, Korea using mainly its own shipyard organization provided always that main hull blocks of the VESSEL, other than the bow section (including the bulbous bow), the stern blocks, upper deck unit, deck house, engine casing, funnel, T-bulkhead and L-bulkhead (including Lower Stool) and Hopper will be constructed at the SHIPYARD.

The BUILDER is, however, authorized to sub-contract part of the work to experienced third party sub-contractors in the vicinity of the SHIPYARD, provided that the BUILDER shall have first given notice in writing to the BUYER for any major sub-contract award (for the purpose of this CONTRACT an award involving consideration in excess of US$2 million or its equivalent in any other currency shall be deemed a major sub-contract) and received the BUYER’s written approval thereof which shall not be unreasonably withheld. The BUILDER shall compensate for direct cost of fuel and tolls required for BUYER’s supervision of subcontractors outside the vicinity of the SHIPYARD (defined as more than 50km from the SHIPYARD).

Without prejudice to the generality of the foregoing, the BUILDER shall remain fully liable to the BUYER for the due and complete performance of any work (or part of it) undertaken by any subcontractor as if undertaken by the BUILDER. However, the VESSEL shall always remain at the SHIPYARD unless the BUYER and the BUILDER agrees otherwise.

No sub-contract shall bind or purport to bind the BUYER, and each sub-contract shall be the responsibility of the BUILDER.

All sub-contractors howsoever employed or engaged are hereby declared and agreed to be subcontractors employed or engaged by the BUILDER and the BUILDER agrees that it is and shall remain fully responsible for and liable in respect of any sub-contractors and/or their acts or omissions and, without prejudice to the generality of the foregoing, the BUILDER shall ensure control over supervision and scheduling of the all work done by sub-contractors.

The BUYER may request in the reasonable opinion of the BUYER’S REPRESENTATIVE the BUILDER to replace any sub-contractor whose level of workmanship has been demonstrated not to meet the requirements of this CONTRACT, including the SPECIFICATIONS, which request the BUILDER shall not unreasonably refuse. The BUILDER shall investigate any such request and, if found justified, take appropriate action.

(End of Article)

ARTICLE II: CONTRACT PRICE

The contract price of the VESSEL delivered and accepted by to the BUYER at the SHIPYARD shall be United States Dollars Ninety Four Million Four Hundred Seventy Five Thousand only (US$94,475,000) (hereinafter called the “CONTRACT PRICE”) which shall be paid plus any increases or less any decreases due to adjustment or modification, if any, as set forth in this CONTRACT. The above CONTRACT PRICE shall include payment for services in the inspection, test, survey and classification of the VESSEL which will be rendered by the CLASSIFICATION SOCIETY and shall not include the cost of the BUYER’S supplies as stipulated in Article XII.

The CONTRACT PRICE also includes all costs and expenses for supplying all necessary drawings as stipulated in the SPECIFICATIONS except those to be furnished by the BUYER for the VESSEL in accordance with the SPECIFICATIONS.

(End of Article)

ARTICLE III: ADJUSTMENT OF THE CONTRACT PRICE

The CONTRACT PRICE of the VESSEL shall be adjusted as hereinafter set forth in the event of the following contingencies. It is hereby understood by both parties that any adjustment of the CONTRACT PRICE as provided for in this Article is by way of liquidated damages and not by way of penalty.

1.                             DELAYED DELIVERY

(a)         No adjustment shall be made and the CONTRACT PRICE shall remain unchanged for the first thirty (30) days of the delay in delivery of the VESSEL ending as of 12 o’clock midnight Korean Standard Time on the thirtieth (30th) day of delay beyond the Delivery Date calculated as provided in Article VII.1. hereof.

(b)         If delivery of the VESSEL is delayed more than thirty (30) days beyond the date upon which the delivery is due from the BUILDER under the terms of this CONTRACT, then, beginning at midnight of the thirtieth (30th) day after such due date, the CONTRACT PRICE of the VESSEL shall be reduced by U.S. Dollars Twenty Three Thousand (US$23,000) for each full day of delay.

However, unless the parties agree otherwise, the total amount of deduction from the CONTRACT PRICE shall not exceed the amount due to cover the delay of one hundred and Eighty (180) days after thirty (30) days of the delay in delivery of the VESSEL at the rate of deduction as specified hereinabove.

(c)          But, if the delay in delivery of the VESSEL continues for a period of more than two hundred and ten (210) days beyond the date upon which the delivery is due from the BUILDER under the terms of this CONTRACT then, in such event, and after such period has expired, the BUYER may, at its option, cancel this CONTRACT by serving upon the BUILDER a notice of cancellation by facsimile to be confirmed by a registered letter via airmail directed to the BUILDER at the address given in this CONTRACT. Such cancellation shall be effective as of the date the registered letter is received by the BUILDER. If the BUYER has not served the notice of cancellation after the aforementioned two hundred and ten (210) days delay in delivery, the BUILDER may demand the BUYER to make an election in accordance with Article VIII.3. hereof.

(d)         For the purpose of this Article, the delivery of the VESSEL shall be deemed to be delayed when and if the VESSEL, after taking into full account extension of the Delivery Date or permissible delays as provided in Article V, VI, VIII, XI or elsewhere in this CONTRACT, is delivered beyond the date upon which delivery would then be due under the terms of this CONTRACT.

2.                             INSUFFICIENT SPEED

(a)         The CONTRACT PRICE of the VESSEL shall not be affected or changed, if the actual speed, as determined by trial runs more fully described in Article VI hereof, is less than the speed required under the terms of this CONTRACT and the SPECIFICATIONS provided such deficiency in actual speed is not more than three-tenths (3/10) of a knot below the guaranteed speed.

(b)         However, as for the deficiency of more than three-tenths (3/10) of a knot in actual speed below the speed guaranteed under this CONTRACT, the CONTRACT PRICE shall be reduced by U.S. Dollars Eighty Thousand (US$80,000) for each full one-tenth (1/10) of a knot in excess of the said three-tenths (3/10) of a knot of deficiency in speed. Fractions of less than one-tenth (1/10) of a knot shall be regarded as a full one-tenth (1/10) of a knot. However, unless the parties agree otherwise, the total amount of reduction from the CONTRACT PRICE shall not exceed the amount due to cover the deficiency of one (1) full knot below the guaranteed speed at the rate of reduction as specified above.

(c)          If the deficiency in actual speed of the VESSEL is more than one (1) full knot below the speed guaranteed under this CONTRACT, then the BUYER, at its option, may, subject to the BUILDER’S right to effect alterations or corrections as provided in Article VI.5. hereof, cancel this CONTRACT or may accept the VESSEL at a reduction in the CONTRACT PRICE as above provided for one (1) full knot of deficiency only.

3.                             EXCESSIVE FUEL CONSUMPTION

(a)         The CONTRACT PRICE shall not be affected or changed by reason of the fuel consumption of the VESSEL’S main engine, as determined by the engine manufacturer’s shop trial as per the SPECIFICATIONS being more than the guaranteed fuel consumption of the VESSEL’S main engine, if such excess is not more than five per cent (5%) over the guaranteed fuel consumption.

(b)         However, as for the excess of more than five per cent (5%) in the actual fuel consumption over the guaranteed fuel consumption of the VESSEL’S main engine, the CONTRACT PRICE shall be reduced by U.S. Dollars Eighty Thousand (US$80,000) for each full one per cent (1%) increase in fuel consumption in excess of the said five per cent (5%) increase in fuel consumption. Fraction of less than one per cent (1%) shall be regarded as a full one percent (1%). However, unless the parties agree otherwise, the total amount of reduction from the CONTRACT PRICE shall not exceed the amount due to cover the excess often percent (10%) over the guaranteed fuel consumption of the VESSEL’S main engine at the rate of reduction as specified above.

(c)          If such actual fuel consumption exceeds the guaranteed fuel consumption of the VESSEL’S main engine by more than ten per cent (10%), the BUYER, at its option, may, subject to the BUILDER’s right to effect alterations or corrections as specified in Article VI. 5. hereof, cancel this CONTRACT or may accept the VESSEL at a reduction in the CONTRACT PRICE as above provided for the ten per cent (10%) increase only.

4.                             DEADWEIGHT BELOW CONTRACT REQUIREMENTS

(a)            The guaranteed deadweight shall be deadweight as defined in Article I paragraph 2 hereof.

(b)         In the event that deficiency of the actual deadweight certified by the CLASSIFICATION SOCIETY as determined in accordance with the SPECIFICATION is not more than two per cent (2%) of the guaranteed deadweight, there shall be no change in CONTRACT PRICE. However, should there be a deficiency of more than two per cent (2%) (disregarding fractions of less than One (1) metric ton) the CONTRACT PRICE shall be reduced by the sum of United States Dollars Eight Hundred (US$800) for every One (1) metric ton deficiency (disregarding fractions of less than One (1) metric ton).

(c)          In the event of such deficiency in the deadweight of the VESSEL being more than three per cent (3%), the BUYER may at its option, reject the VESSEL and cancel the CONTRACT or accept the VESSEL at a reduction in the CONTRACT PRICE to be mutually agreed upon.

5.                             CARGO TANKS’ CAPACITY BELOW CONTRACT REQUIREMENTS

In the event, as per the final capacity plan issued by the BUILDER and approved by the BUYER, that the actual cubic capacity of cargo tanks including slop tanks and residual oil tank of the VESSEL is less than 344,500 cubic meters then commencing with and including a decrease of 3,445 cubic meters below such cubic capacity the BUILDER shall pay to the BUYER liquidated damages for each full cubic meter (but disregarding fractions of a cubic meter) of such decreased capacity exceeding 3,445 cubic meters but not more than 6,890 cubic meters, the amount of United States Dollars Eight Hundred (US$800) per cubic meter.

However, unless the parties agree otherwise, and without prejudice to any other rights the BUYER may have towards any other deduction under this Contract the amount of deduction from the Contract Price under this paragraph shall not exceed the amount due to cover the deficiency of 6,890 cubic meters below the said required cubic meters hereinabove.

Provided that if the deficiency in cubic capacity of the VESSEL in such condition exceeds 6,890 cubic meters below the above cubic capacity then the BUYER shall, subject to the BUILDER’S right to effect alterations or corrections as provided in Article VI.5, be entitled to reject the VESSEL and terminate this Contract in accordance with Article VI below or to accept the VESSEL.

6.                             EFFECT OF CANCELLATION

It is expressly understood and agreed by the parties hereto that in any case, if the BUYER cancels this CONTRACT under this Article, the BUYER shall not be entitled to any liquidated damages but shall be entitled to the refunding of the price as per Art. X.5.

(End of Article)

ARTICLE IV : INSPECTION AND APPROVAL

1.                            APPOINTMENT OF BUYER’S REPRESENTATIVE

The BUYER shall timely dispatch to and maintain at the SHIPYARD, at its own cost, expense and risk, one or more representatives (hereinafter called the “BUYER’S REPRESENTATIVE”), who shall be duly accredited in writing by the BUYER to supervise adequately the construction by the BUILDER of the VESSEL, her equipment and all accessories. Before the commencement of any item of work under this CONTRACT, the BUILDER shall, whenever reasonably required, previously exhibit, furnish to, and within the limits of the BUYER’S REPRESENTATIVE’S authority, secure the approval from the BUYER’S REPRESENTATIVE of any and all plans and drawings prepared in connection therewith. Upon appointment of the BUYER’S REPRESENTATIVE, the BUYER shall notify the BUILDER in writing of the name and the scope of the authority of the BUYER’S REPRESENTATIVE,

2.                            AUTHORITY OF THE BUYER’S REPRESENTATIVE

Such BUYER’S REPRESENTATIVE shall, at all times when work is being done at the SHIPYARD until delivery of the VESSEL, have the right to inspect the VESSEL, her equipment and all accessories, and work progress, or materials utilized in connection with the construction of the VESSEL, wherever such work is being done or such materials are stored, for the purpose of determining that the VESSEL, her equipment and accessories are being constructed in accordance with the terms of this CONTRACT and/or the SPECIFICATIONS and the PLAN.

The BUYER’S REPRESENTATIVE shall, within the limits of the authority conferred upon him by the BUYER, make decisions or give advice to the BUILDER on behalf of the BUYER promptly on all problems arising out of, or in connection with, the construction of the VESSEL and generally act in a reasonable manner with a view to cooperating to the utmost with the BUILDER in the construction process of the VESSEL.

The decision, approval or advice of the BUYER’S REPRESENTATIVE shall be deemed to have been given by the BUYER and once given shall not be withdrawn, revoked or modified except with consent of the BUILDER.

No act or omission of the BUYER’S REPRESENTATIVE or his assistants shall, in any way, diminish the liability of the BUILDER under Article IX (WARRANTY OF QUALITY). The BUYER’S REPRESENTATIVE shall notify the BUILDER promptly in writing of his discovery of any construction or materials, which he believes do not or will not conform to the requirements of the CONTRACT and the SPECIFICATIONS or the PLAN and likewise advise and communicate with the BUILDER on all matters pertaining to the construction of the VESSEL, as may be required by the BUILDER, or as he may deem necessary.

However, if the BUYER’S REPRESENTATIVE fails to submit to the BUILDER without unreasonable delay any such demand concerning alterations or changes with respect to the construction, arrangement or outfit of the VESSEL, which the BUYER’S REPRESENTATIVE has examined, inspected or attended at the test thereof under this CONTRACT or the SPECIFICATIONS, the BUYER’S REPRESENTATIVE shall be deemed to have approved the same and shall be precluded from making any demand for alterations, changes, or complaints with respect thereto at a later date.

The BUILDER shall comply with any such demand which is not contradictory to this CONTRACT and the SPECIFICATIONS or the PLAN, provided that any and all such demands by the BUYER’S REPRESENTATrVE with regard to construction, arrangement and outfit of the VESSEL shall be submitted in writing to the authorized representative of the BUILDER. The BUILDER shall notify the BUYER’S REPRESENTATIVE of the names of the persons who are from time to time authorized by the BUILDER for this purpose.

It is agreed upon between the BUYER and the BUILDER that the modifications, alterations or changes and other measures necessary to comply with such demand may be effected at a convenient time and place at the BUILDER’s reasonable discretion in view of the construction schedule of the VESSEL.

In the event that the BUYER’S REPRESENTATIVE shall advise the BUILDER that he has discovered or believes the construction or materials do not or will not conform to the requirements of this CONTRACT and the SPECIFICATIONS or the PLAN, and the BUILDER shall not agree with the views of the BUYER’S REPRESENTATIVE in such respect, either the BUYER or the BUILDER may, with the agreement of the other party, seek an opinion of the CLASSIFICATION SOCIETY or failing such agreement, request an arbitration in accordance with the provisions of Article XIII hereof. The CLASSIFICATION SOCIETY or the arbitration tribunal, as the case may be, shall determine whether or not a nonconformity with the provisions of this CONTRACT, the SPECIFICATIONS and the PLAN exists. If the CLASSIFICATION SOCIETY or the arbitration tribunal, as the case may be, enters a determination in favour of the BUYER, then in such case the BUILDER shall make at its own cost the necessary alterations or changes, or if such alterations or changes can not be made in time to meet the construction schedule for the VESSEL, the BUILDER shall make fair and reasonable adjustment of the CONTRACT PRICE in lieu of such alterations and changes. If the CLASSIFICATION SOCIETY or the arbitration tribunal, as the case may be, enters a determination in favour of the BUILDER, then the time for delivery of the VESSEL shall be extended for the period of delay in construction, if any, occasioned by such proceedings, and the BUYER shall compensate the BUILDER for the proven loss and damages incurred by the BUILDER as a result of the dispute herein referred to.

Failure of BUYER’S REPRESENTATIVE’S presence at such trials and tests after such due notice has been given to him shall be deemed to be a waiver of the BUYER’S right to demand such alterations or changes after the trials and tests and inspections if such absence could not be avoided by the exercise of the BUYER’S REPRESENTATIVE’S due diligence due to an incident of force majeure nature and/or unless the BUYER’S REPRESENTATIVE gives seven (7) days advance notice of such absence, provided, however, that failure of the BUYER’S REPRESENTATIVE’S presence shall not cause a proven delay in the delivery of the VESSEL.

3.                            APPROVAL OF DRAWINGS

(a)         The BUILDER shall submit to the BUYER three (3) copies of each of the plans and drawings to be submitted to the Buyer for its approval at its address as set forth in Article XX hereof. The BUYER shall, within twenty two (22) days including mailing time after receipt thereof, return to the BUILDER one (1) copy of such plans and drawings with the approval or comments, if any, of the BUYER. A list of the plans and drawings to be so submitted to the BUYER and the schedule of the drawings and plans submission by the BUILDER to the BUYER shall be mutually agreed upon between the parties hereto.

(b)         When and if the BUYER’S REPRESENTATIVE shall have been sent by the BUYER to the SHIPYARD in accordance with Paragraph 1 of this Article, the BUILDER may submit the remainder, if any, of the plans and drawings in the agreed list, to the BUYER’S REPRESENTATIVE for his approval, unless otherwise agreed upon between the parties hereto.

The BUYER’S REPRESENTATIVE shall, within ten (10) days after receipt thereof, return to the BUILDER one (1) copy of such plans and drawing with his approval or comments written thereon, if any. Approval by the BUYER’S REPRESENTATIVE of the plans and drawings duly submitted to him shall be deemed to be the approval by the BUYER for all purposes of this CONTRACT.

(c)          In the event that the BUYER or the BUYER’S REPRESENTATIVE shall fail to return the plans and drawings to the BUILDER within the time limit as hereinabove provided, such plans and drawings shall be deemed to have been automatically approved without any comment. In the event the plans and drawings submitted by the BUILDER to the BUYER or the BUYER’S REPRESENTATIVE in accordance with this Article do not meet with the BUYER’S or the BUYER’S REPRESENTATIVE’S approval, the matter may be submitted by either party hereto for determination pursuant to Article XIII hereof. If the BUYER’S comments on the plans and drawings that are returned to the BUILDER by the BUYER within the said time limit are not clearly specified or detailed, the BUILDER shall seek clarification from the BUYER prior to implementing them which clarification must be provided in writing by the BUYER within three (3) days of such request from the BUILDER. If the BUYER shall fail to provide the BUILDER with such clarification within the said time limit, then the BUILDER shall be entitled to place its own interpretation on such comments in implementing them.

4.                           SALARIES AND EXPENSES

All salaries and expenses of the BUYER’S REPRESENTATIVE or any other person or persons employed by the BUYER hereunder shall be for the BUYER’S account.

5.                           RESPONSIBILITY OF THE BUILDER

(a)         The BUILDER shall provide the BUYER’S REPRESENTATIVE and his assistants free of charge with suitably furnished office space at, or in the immediate vicinity of, the SHIPYARD together with access to telephone and facsimile facilities and appropriate internet access as may be necessary to enable the BUYER’S REPRESENTATIVE and his assistants to carry out their work under this CONTRACT. However, the BUYER shall pay for the telephone or facsimile facilities used by the BUYER’S REPRESENTATIVE or his assistants.

The BUILDER, its employees, agents and subcontractors, during its working hours until delivery of the VESSEL, shall arrange for them to have free and ready access to the VESSEL, her equipment and accessories, and to any other place (except the areas controlled for the purpose of national security) where work is being done, or materials are being processed or stored in connection with the construction of the VESSEL including the premises or subcontractors.

The BUYER’S REPRESENTATIVE or his assistants or employees shall observe the work’s rules and regulations prevailing at the BUILDER’S and its sub-contractor’s premises. The BUILDER shall promptly provide to the BUYER’S REPRESENTATIVE and/or his assistants and shall ensure that its sub-contractors shall promptly provide all such information as he or they may reasonably request in connection with the construction of the VESSEL and her engines, equipment and machinery.

(b)         The BUYER’S REPRESENTATIVE and his assistants shall at all times remain the employees of the BUYER. The BUILDER shall not be liable to the BUYER or the BUYER’S REPRESENTATIVE or to his assistants or to the BUYER’S employees or agents for personal injuries, including death, during the time they, or any of them, are on the VESSEL, or within the premises of either the BUILDER or its sub-contractors, or are otherwise engaged in and about the construction of the VESSEL, unless, however, such personal injuries, including death, are caused by the gross negligence of the BUILDER, its sub-contractors, or its or their employees or agents. The BUILDER shall not be liable to the BUYER for damages to, or destruction of property of the BUYER or of the BUYER’S REPRESENTATIVE or his assistants of the BUYER’S employees or agents, unless such damages, loss or destruction is caused by the gross negligence of the BUILDER, its sub-contractors, or its or their employees or agents.

The BUILDER shall provide the BUYER with any assistance that the BUYER may require in obtaining work permits, visas, resident permits and other necessary documents for the BUYER’S REPRESENTATIVE and their staff.

As far as practical, the BUILDER shall endeavour not to arrange for inspection of the same type of subcontracting work in two different places on the same day — including at the SHIPYARD premises — the distance between which cannot be covered by one man in one day.

6.              RESPONSIBILITY OF THE BUYER

The BUYER shall undertake and assure that the BUYER’S REPRESENTATIVE shall carry out his duties hereunder in accordance with the normal shipbuilding practice and in such a way so as to avoid any unnecessary and unreasonable increase in building cost, delay in the construction of the VESSEL, and/or any disturbance in the construction schedule of the BUILDER.

The BUILDER has the right to request the BUYER to replace the BUYER’S REPRESENTATIVE who is deemed unsuitable and unsatisfactory for the proper progress of the VESSEL’S construction. The BUYER shall investigate the situation by sending its representative(s) to the SHIPYARD if necessary, and if the BUYER considers that such BUILDER’S request is justified, the BUYER shall effect such replacement as soon as conveniently arrangeable.

(End of Article)

ARTICLE V : MODIFICATIONS, CHANGES AND EXTRAS

1.                            HOW EFFECTED

Minor modifications or changes to the SPECIFICATIONS and the PLAN under which the VESSEL is to be constructed may be made at any time hereafter by written agreement of the parties hereto. Any modification or change requested by the BUYER which does not affect the frame-work of the SPECIFICATIONS shall be agreed to by the BUILDER if the BUYER agrees to adjustment of the CONTRACT PRICE, deadweight and/or cubic capacity, speed requirements, the Delivery Date and other terms and conditions of this CONTRACT reasonably required as a result of such modifications or change. The BUILDER has the right to continue construction of the VESSEL on the basis of the SPECIFICATIONS and the PLAN until the BUYER has agreed to such adjustments. The BUILDER shall be entitled to refuse to make any alteration, change or modification of the SPECIFICATIONS and/or the PLAN requested by the BUYER, if the BUYER does not agree to the aforesaid adjustments within seven (7) days of the BUILDER’s notification of the same to the BUYER, or, if, in the BUDLDER’s reasonable judgment, the compliance with such request of the BUYER would cause an unreasonable disruption of the normal working schedule of the SHIPYARD.

The BUILDER, however, agrees to exert its efforts to accommodate such reasonable request by the BUYER so that the said change and modification shall be made at a reasonable cost and within the shortest period of time reasonably possible. The aforementioned agreement to modify and change the SPECIFICATIONS and the PLAN may be effected by exchange of letters or facsimiles manifesting the agreement.

The letters and facsimiles exchanged by the parties pursuant to the foregoing shall constitute an amendment to this CONTRACT and the SPECIFICATIONS or the PLAN under which the VESSEL shall be built. Upon consummation of such an agreement to modify and change the SPECIFICATIONS or the PLAN, the BUILDER shall alter the construction of the VESSEL in accordance therewith including any addition to, or deduction from, the work to be performed in connection with such construction.

2.                             SUBSTITUTION OF MATERIAL

If any materials, machinery or equipment required for the construction of the VESSEL by the SPECIFICATIONS and the PLAN or otherwise under this CONTRACT can not be procured in time to meet the BUILDER’s construction schedule for the VESSEL, or are in short supply, or are unreasonably high in price compared with the prevailing international market price, the BUILDER may supply, subject to the BUYER’S prior approval, other materials, machinery or equipment of at least equal quality and effect capable of meeting the requirements of the CLASSIFICATION SOCIETY and the rules, regulations and requirements with which the construction of the VESSEL must comply. The BUILDER shall not be entitled to claim any extra cost if it elects to use or install substitute materials.

3.                           CHANGES IN RULES AND REGULATIONS

If the specified rules and regulations with which the construction of the VESSEL is required to comply are altered or changed by the CLASSIFICATION SOCIETY or bodies authorized to make such alterations or changes, either the BUYER or the BUILDER, upon receipt of due notice thereof, shall forthwith give notice thereof to the other party in writing. Thereupon, within ten (10) days after giving the notice to the BUILDER or receiving the notice from the BUILDER, the BUYER shall advise the BUILDER as to the alterations and changes, if any, to be made on the VESSEL which the BUYER, in its sole discretion, shall decide. The BUILDER shall not be obliged to comply with such alterations and/or changes if the BUYER fails to notify the BUILDER of its decision within the time limit stated above.

The BUILDER shall comply promptly with the said request of the BUYER, provided that the BUILDER and the BUYER shall first agree to:

(a)         any increase or decrease in the CONTRACT PRICE of the VESSEL that is occasioned by such compliance;

(b)         any extension or advancement in the Delivery Date of the VESSEL that is occasioned by such compliance;

(c)          any increase or decrease in the deadweight and/or cubic capacity of the VESSEL, if such compliance results in any increase or reduction in the deadweight and/or cubic capacity ;

(d)         adjustment of the speed requirements if such compliance results in any increase or reduction in the speed; and

(e)          any other alterations in the terms of this CONTRACT or of the SPECIFICATIONS or the PLAN or both, if such compliance makes such alterations of the terms necessary.

Any delay in the construction of the VESSEL caused by the BUYER’S delay in making a decision or agreement as above shall constitute a permissible delay under this CONTRACT. Such agreement by the BUYER shall be effected in the same manner as provided above for modification and change of the SPECIFICATIONS and the PLAN.

(End of Article)

ARTICLE VI: TRIALS AND COMPLETION

1.                           NOTICE

The BUILDER shall notify the BUYER in writing or by facsimile at least twenty one (21) days in advance of the time and place of the trial run of the VESSEL. Such notice shall specify the place from which the VESSEL will commence her trial run and approximate date upon which the trial run is expected to take place. Such date shall be further confirmed by the BUILDER ten (10) days in advance of the trial run by facsimile.

The BUYER’S REPRESENTATIVE, who is to witness the performance of the VESSEL during such trial run, shall be present at such place on the date specified in such notice. Should the BUYER’S REPRESENTATIVE fail to be present after the BUILDER’s due notice to the BUYER as provided above, the BUILDER shall be entitled to conduct such trial run with the presence of the representative(s) of the CLASSIFICATION SOCIETY only without the BUYER’S REPRESENTATIVE being present. In such case, the BUYER shall be obliged to accept the VESSEL on the basis of a certificate issued by the BUILDER that the VESSEL, after the trial run, subject to alterations and corrections, if necessary, has been found to conform with the SPECIFICATIONS and this CONTRACT and is satisfactory in all respects, provided the BUILDER first makes such corrections and alterations promptly.

2.                           WEATHER CONDITION

In the event of unfavourable weather on the date specified for the trial run, the trial run shall take place on the first available day that weather conditions permit. The parties hereto recognize that the weather conditions in Korean waters, in which the trial run is to take place, are such that great changes in weather may arise momentarily and without warning and therefore, it is agreed that if, during the trial ran, the weather should become so unfavourable that the trial run cannot be continued, then the trial run shall be discontinued and postponed until the first favourable day next following, unless the BUYER shall assent to the acceptance of the VESSEL by notification in writing on the basis of such trial run so far made prior to such change in weather conditions. Any reasonable delay of the trial run caused by such unfavourable weather conditions shall also operate to extend the Delivery Date of the VESSEL for the period of delay occasioned by such unfavourable weather conditions.

3.                           HOW CONDUCTED

All expenses in connection with the trials of the VESSEL are to be for the account of the BUILDER, which, during the trials, is to provide at its own expense the necessary crew to comply with conditions of safe navigation. The trials shall be conducted in the manner prescribed in this CONTRACT and the SPECIFICATIONS, and shall prove fulfillment of the performance requirements for the trials as set forth in the SPECIFICATIONS.

The BUILDER shall be entitled to conduct preliminary sea trials, during which the propulsion plant and/or its appurtenance shall be adjusted according to the BUILDER’S judgment. The BUILDER shall have the right to repeat any trial whatsoever as it deems necessary.

4.                             CONSUMABLE STORES

The BUILDER shall load the VESSEL with the required quantity of fuel oil, lubricating oil and greases, fresh water, and other stores necessary to conduct the trials as set forth in the SPECIFICATIONS. The necessary ballast (fuel oil, fresh water and such other ballast as may be required) to bring the VESSEL to the trial load draft, as specified in the SPECIFICATIONS, shall be supplied and paid for by the BUILDER whilst lubricating oil and greases shall be supplied and paid for by the BUYER within the time advised by the BUILDER for the conduct of sea trials as well as for use before the delivery of the VESSEL to the BUYER. The fuel oil as well as lubricating oil and greases shall be in accordance with the engine specifications and the BUYER shall decide and advise the BUILDER of the supplier’s name for lubricating oil and greases at least two (2) months in advance of the keel laying of the VESSEL, provided that the supplier shall be acceptable to the BUILDER and/or the makers of all the machinery.

Any fuel oil, fresh water or other consumable stores furnished and paid for by the BUILDER for trial runs remaining on board the VESSEL, at the time of acceptance of the VESSEL by the BUYER, shall be bought by the BUYER from the BUILDER at the BUILDER’S actual net purchase price for such supply in Korea and payment by the BUYER thereof shall be made at the time of delivery of the VESSEL. The BUILDER shall pay the BUYER at the time of delivery of the VESSEL for the consumed quantity of lubricating oil and greases which were furnished and paid for by the BUYER at the BUYER’S purchase price thereof. The consumed quantity of lubricating oils and greases shall be calculated on the basis of the difference between the remaining amount, including the same remaining in the main engine, other machinery and their pipes, stern tube and the like, and the supplied amount.

5.                              ACCEPTANCE OR REJECTION

(a)         If, during any sea trial, any breakdown occurs entailing interruption or irregular performance which can be repaired on board, the trial shall be continued after such repairs and be valid in all respects. However, if such interruption or irregular performance occurs more than two times on the same items, then such item(s) should be identified by the BUILDER to the BUYER as soon as practicably possible, and inspected/corrected by the BUILDER as soon as practicably possible. In the meantime, the inspection result, which will be final or preliminary as the case may be, should be informed to the BUYER before the delivery of the VESSEL.

(b)         However, if, during or after the trial run, it becomes apparent that the VESSEL or any part of her equipment requires alterations or corrections which but for this provision would or might entitle the BUYER to cancel this CONTRACT, the BUILDER shall notify the BUYER promptly in writing or by facsimile to such effect and shall simultaneously advise the BUYER of the estimated additional time required for the necessary alterations or corrections to be made.

The BUYER shall, within three (3) working days of receipt from the BUILDER of notice of completion of such alterations or corrections and after such further trials or tests as necessary, notify the BUILDER in writing or by facsimile confirmed in writing of its acceptance, qualified acceptance or rejection of the VESSEL, all in accordance with the SPECIFICATIONS, the PLAN and this CONTRACT, and shall not be entitled to reject the VESSEL on such grounds until such time.

(c)          Save as above provided, the BUYER shall, within Three (3) working days after completion of the trial run, notify the BUILDER in writing or by facsimile confirmed in writing of its acceptance of the VESSEL or of the details in respect of which the VESSEL does not conform to the SPECIFICATIONS or this CONTRACT.

If the BUILDER is in agreement with the BUYER’s determinations as to non-conformity, the BUILDER shall make such alterations or changes as may be necessary to correct such non-conformity and shall prove the fulfillment of this CONTRACT and the SPECIFICATIONS by such tests or trials as may be necessary.

The BUYER shall, within three (3) working days after completion of such tests and/or trials, notify the BUILDER in writing or by facsimile confirmed in writing of its acceptance or rejection of the VESSEL.

(d)         However, the BUYER shall not be entitled to reject the VESSEL by reason of any minor or insubstantial items judged from the point of view of standard shipbuilding and shipping practice as not being in conformity with the SPECIFICATIONS, but, in that case, the BUILDER shall not be released from the obligation to correct and/or remedy such minor or insubstantial items as soon as practicable after the delivery of the VESSEL.

(e)          If requested by the BUYER, the BUILDER shall give a demonstration to the BUYER’s crew how to operate the machineries and other equipment of the VESSEL at the time of the trial run or between after trial run and before delivery in order for the BUYER’s crew to be familiarized with the said machineries and other equipment.

6.                   EFFECT OF ACCEPTANCE

The BUYER’s written facsimiled notification of acceptance delivered to the BUILDER as above provided, shall be final and binding insofar as conformity of the VESSEL with the SPECIFICATIONS is concerned and shall preclude the BUYER from refusing formal delivery of the VESSEL as hereinafter provided, if the BUILDER complies with all conditions of delivery, as herein set forth and provided that, in the case of qualified acceptance, any matters which were mentioned in the notice of the qualified acceptance by the BUYER as requiring correction have been corrected satisfactorily.

If the BUYER fails to notify the BUILDER of its acceptance or rejection of the VESSEL as hereinabove provided, the BUYER shall be deemed to have accepted the VESSEL. Nothing contained in this Article shall preclude the BUILDER from exercising any and all rights which the BUILDER has under this CONTRACT if the BUILDER disagrees with the BUYER’s rejection of the VESSEL or any reasons given for such rejections, including arbitration provided in Article XIII hereof.

(End of Article)

ARTICLE VII: DELIVERY

1.                   TIME AND PLACE

The VESSEL shall be delivered by the BUILDER to the BUYER at the SHIPYARD, safely afloat on or before the 31st day of May, 2016 (hereinafter called the “DELIVERY DATE”) after completion of satisfactory trials and acceptance by the BUYER in accordance with the terms of Article VI, except that, in the event of delays in delivery of the VESSEL by the BUILDER due to causes which under the terms of this CONTRACT permit extensions of the time for delivery of the VESSEL, the aforementioned DELIVERY DATE shall be extended accordingly. If the DELIVERY DATE of the VESSEL falls between the 15th of December and 31st of December, then, the BUILDER shall, upon receiving BUYER’s such request, adjust the DELIVERY DATE of the VESSEL to the first convenient banking day of the next year.

2.                   WHEN AND HOW EFFECTED

Provided that the BUYER shall concurrently with delivery of the VESSEL release to the BUILDER the fourth instalment as set forth in Article X.2. hereof and shall have fulfilled all of its obligations provided for in this CONTRACT, delivery of the VESSEL shall be forthwith effected upon acceptance thereof by the BUYER, as hereinabove provided, by the concurrent delivery by each of the parties hereto to the other of a PROTOCOL OF DELIVERY AND ACCEPTANCE acknowledging delivery of the VESSEL by the BUILDER and acceptance thereof by the BUYER, which shall be prepared in duplicate and signed by each of the parties hereto.

3.                   DOCUMENTS TO BE DELIVERED TO THE BUYER

Upon delivery and acceptance of the VESSEL, the BUILDER shall deliver to the BUYER the following documents, which shall accompany the aforementioned PROTOCOL OF DELIVERY AND ACCEPTANCE:

(a)         PROTOCOL OF TRIALS of the VESSEL made pursuant to this CONTRACT and the SPECIFICATIONS,

(b)         PROTOCOL OF INVENTORY of the equipment of the VESSEL, including spare parts, all as specified in the SPECIFICATIONS,

(c)          PROTOCOL OF STORES OF CONSUMABLE NATURE, such as all fuel oil and fresh water remaining in tanks if its cost is charged to the BUYER under Article VI. 4. hereof,

(d)         DRAWING AND PLANS pertaining to the VESSEL as stipulated in the SPECIFICATIONS, which shall be furnished to the BUYER at no additional cost,

(e)          ALL CERTIFICATES required to be furnished upon delivery of the VESSEL pursuant to this CONTRACT, the SPECIFICATIONS and the customary shipbuilding practice, including

(1)                       Classification certificate for Hull and Machinery

(2)                       Cargo Ship Safety Construction Certificate

(3)                       Cargo Ship Safety Equipment Certificate

(4)                       Cargo Ship Safety Radio Certificate

(5)                       Adjustment Certificate for Magnetic Compass

(6)                       Certificate for Navigation and Signal Lights required by COLREG

(7)                       International Load Line Certificate

(8)                       International Tonnage Certificate

(9)                       I.O.P.P. Certificate

(10)                I.A.P.P. Certificate

(11)                International Sewage Pollution Prevention Certificate

(12)                Suez Canal Tonnage Certificate

(13)                Deadweight Certificate

(14)                Builder’s Certificate

(15)                Statement of Compliance for Maritime Labor Convention 2006

(16)                Test Certificates for Windlass, Anchor, Anchor Chain and Mooring Ropes

(17)                Ship Sanitation Control Exemption Certificate

(18)                International Anti-Fouling System Certificate

(19)                International Energy Efficiency Certificate

Any other certificate required by the CLASSIFICATION SOCIETY and/or other relevant regulatory bodies as specified in the SPECIFICATION and/or the PLANS

However, it is agreed by the parties that if the Classification Certificate and/or other certificates are not available at the time of delivery of the VESSEL, provisional certificates shall be accepted by the BUYER, provided that the BUILDER shall furnish the BUYER with formal certificates as promptly as possible after such formal certificates have been issued.

(f)           DECLARATION OF WARRANTY of the BUILDER that the VESSEL is delivered to the BUYER free and clear of any liens, claims, mortgages, or other encumbrances upon the BUYER’s title thereto, and in particular, that the VESSEL is absolutely free of all burdens in the nature of imposts, taxes, or charges imposed by the prefecture or country of the port of delivery, as well as of all liabilities of the BUILDER to its sub-contractors and employees and of all liabilities arising from the operation of the VESSEL in trial runs, or otherwise, prior to delivery except as otherwise provided under this Contract.

(g)          Bill of Sale notarized by the BUILDER and legalized by the BUILDER at the BUYER’s cost, if required for registration of the VESSEL

(h)         Commercial invoice

(i)             any other documents reasonably required by the BUYER

The BUYER may require the BUILDER by giving reasonable notice, prior to delivery, to arrange for any documents listed above to be duly notarized, where practically possible.

4.                   TENDER OF THE VESSEL

If the BUYER fails to take delivery of the VESSEL after completion thereof according to this CONTRACT and the SPECIFICATIONS, the BUILDER shall have the right to tender delivery of the VESSEL after compliance with all procedural requirements as provided above.

5.                   TITLE AND RISK

Title and risk shall pass to the BUYER upon delivery and acceptance of the VESSEL being effected as stated above and the BUILDER shall be free of all responsibility or liability whatsoever related with this CONTRACT except for the warranty of quality contained in Article IX and the obligation to correct and/or remedy, as provided in Article VI. 5 (d), if any, it being expressly understood that, until such delivery is effected, the VESSEL and equipment thereof are at the entire risk of the BUILDER including but not confined to, risks of war, insurrection and seizure by Governments or Authorities, whether Korean or foreign, and whether at war or at peace. The title to the BUYER’s supplies as provided in Article XII shall remain with the BUYER and the BUILDER’s responsibility for such BUYER’s supplies shall be as described in Article XII.2.

6.                   REMOVAL OF THE VESSEL

The BUYER shall take possession of the VESSEL immediately upon delivery thereof and shall remove the VESSEL from the SHIPYARD within four (4) days after delivery thereof is effected.

From the delivery of the VESSEL until the actual removal thereof from the SHIPYARD, the BUYER shall be responsible for the safety and preservation of the VESSEL in all respects, including without limitation, keeping the VESSEL insured at his own cost, and furthermore, the BUYER shall indemnify and hold the BUILDER free and harmless against any liability or claims including without limitation, the claims of his insurers arising out of any accident whatsoever, unless caused by the willful misconduct of the BUILDER, his employee or agent.

Port dues and other charges levied by the Korean Government Authorities after delivery of the VESSEL and any other costs related to the removal of the VESSEL shall be borne by the BUYER.

(End of Article)

ARTICLE VIII: DELAYS AND EXTENSIONS OF TIME (FORCE MAJEURE)

1.                   CAUSES OF DELAY

If, at any time after signing this CONTRACT, either the construction or delivery of the VESSEL or any performance required hereunder as a prerequisite to the delivery thereof is delayed by any of the following events: namely war, acts of state or government, blockade, revolution, insurrections, mobilization, civil commotion, riots, strikes, sabotage, lockouts, Acts of God or the public enemy, plague or other epidemics, quarantines, shortage or prolonged failure of electric current, freight embargoes, or defects in major forgings or castings, delays or defects in the BUYER’s supplies as stipulated in Article XII, if any, or shortage of materials, machinery or equipment or inability to obtain delivery or delays in delivery of materials, machinery or equipment, provided that at the time of ordering the same could reasonably be expected by the BUILDER to be delivered in time or defects in materials, machinery or equipment which could not have been detected by the BUILDER using reasonable care or earthquakes, tidal waves, typhoons, hurricanes, prolonged or unusually severe weather conditions or destruction of the premises or works of the BUILDER or its sub-contractors, or of the VESSEL, or any part thereof, by fire, landslides, flood, lightning, explosion, or delays in the BUILDER’s other commitments resulting from any such causes as described in this Article which in turn delay the construction of the VESSEL or the BUILDER’s performance under the CONTRACT, or delays caused by the CLASSIFICATION SOCIETY due to Force Majeure or the BUYER’s faulty action or omission, or other causes beyond the control of the BUILDER, or its sub-contractors, as the case may be, provided that such causes could not be foreseen at the time of signing this CONTRACT, or for any other causes which, under the terms of this CONTRACT, authorize and permit extension of the time for delivery of the VESSEL, then in the event of delays due to the happening of any of the aforementioned contingencies, the DELIVERY DATE of the VESSEL under this CONTRACT shall be extended for a period of time which shall not exceed the total accumulated time of all such delays.

2.                   NOTICE OF DELAYS

As soon as practicably possible, but not later than fourteen (14) days after commencement of any delay on account of which the BUILDER claims that it is entitled under this CONTRACT to an extension of the DELIVERY DATE of the VESSEL, excluding delays due to arbitration, the BUILDER shall advise the BUYER in writing or by facsimile of the date such delay commenced, the reasons thereof and, if possible, its estimated duration of the probable delay in the delivery of the VESSEL, and shall supply the BUYER if reasonably available with evidence to justify the delay claimed. Within one (1) week after such delay ends, the BUILDER shall likewise advise the BUYER in writing or by facsimile of the date that such delay ended, and also, shall specify the period of time by which the BUILDER claims the DELIVERY DATE should be extended by reason of such delay. Failure of the BUYER to object to the BUILDER’s notification of any claim for extension of the date for delivery of the VESSEL within two (2) week after receipt by the BUYER of such notification shall be deemed to be a waiver by the BUYER of its right to object to such extension.

Failure of the BUILDER to notify the BUYER of any Force Majeure event in accordance with the above shall preclude the BUILDER from claiming Force Majeure for such event.

3.                   RIGHT TO CANCEL FOR EXCESSIVE DELAY

If the total accumulated time of all permissible and non-permissible delays, excluding delays due to (i) arbitration under Article XIII, (ii) the BUYER’s defaults under Article XI, (iii) modifications and changes under Article V or (iv) delays or defects in the BUYER’s supplies as stipulated in Article XII, aggregates three hundred (300) days or more, then, the BUYER may, at any time thereafter, cancel this CONTRACT by giving a written notice of cancellation to the BUILDER. Such cancellation shall be effective as of the date the notice thereof is received by the BUILDER.

If the BUYER has not served the notice of cancellation as provided in the above or Article III. 1. hereof, the BUILDER may, at any time after expiration of the accumulated time of the delay in delivery, either three hundred (300) days in case of the delay in this Paragraph or two hundred and ten (210) days in case of the delay in Article III. 1, notify the BUYER of the future date upon which the BUILDER estimates the VESSEL will be ready for delivery and demand in writing or by facsimile that the BUYER make an election either to cancel this CONTRACT or to consent to the delivery of the VESSEL at such future date, in which case the BUYER shall, within seven (7) days after receipt of such demand, make and notify the BUILDER of such election. If the BUYER elects to consent to the delivery of the VESSEL at such future date (or other future date as the parties may agree):

(a)         Such future date shall become the contractual delivery date for the purposes of this CONTRACT and shall be subject to extension by reason of permissible delays as herein provided, and

(b)    If the VESSEL is not delivered by such revised contractual delivery date (as extended by reason of permissible delays), the BUYER shall have the same right of cancellation upon the same terms as provided in the above and Article III. 1.

If the BUYER shall not make an election within seven (7) days as provided hereinabove, the BUYER shall be deemed to have accepted such extension of the DELIVERY DATE to the future delivery date indicated by the BUILDER.

4.                   DEFINITION OF PERMISSIBLE DELAYS

Delays on account of the foregoing causes shall be understood to be permissible delays, and are to be distinguished from non-permissible unauthorized delays on account of which the CONTRACT PRICE of the VESSEL is subject to adjustment as provided in Article III hereof.

(End of Article)

ARTICLE IX : WARRANTY OF QUALITY

1.                   GUARANTEE OF MATERIAL AND WORKMANSHIP

The BUILDER, for the period of twelve (12) months from the date of delivery and acceptance of the VESSEL to the BUYER, guarantees the VESSEL and all parts and equipment thereof that are designed, manufactured, installed or furnished by the BUILDER and its sub contractors under this CONTRACT against all defects which are directly due to defective design, materials, installation, construction miscalculation and/or poor workmanship, provided such defects have not been caused by perils of the sea, rivers or navigation, or by normal wear and tear, overloading, improper loading or stowage, external corrosion of the materials normally expected, fire, accident, incompetence, mismanagement, negligence or willful neglect or by alteration or addition by the BUYER not previously approved by the BUILDER.

The BUILDER will be responsible for all machinery or parts of machinery and all constructions which are supplied by sub-contractors and will guarantee the above mentioned for a period of twelve (12) months on the basis as laid down in this Paragraph.

Notwithstanding the above, in the event that within the guarantee period of twelve (12) months any remedies are carried out or replacements are provided by the BUILDER and/or its subcontractors, the guarantee period in respect to such repairs or replacements shall be extended for the period of twelve (12) months from the date upon which the same are carried out, provided that the total accumulated period of guarantee shall not exceed eighteen (18) months from the date of delivery of the VESSEL.

2.                   NOTICE OF DEFECTS

The BUYER or its duly authorized representative will notify the BUILDER in writing or by facsimile promptly after discovery of any defect for which a claim is to be made under this guarantee.

The BUYER’s written notice shall include full particulars as to the nature of the defect and the extent of the damage caused thereby, but excluding consequential damage as hereinafter provided. The BUILDER will be under no obligation with respect to this guarantee in respect of any claim for defects discovered prior to the expiry date of the guarantee, unless notice of such defects is received by the BUILDER before the expiry date. However, facsimile advice received by the BUILDER within seven (7) days after such expiry date that a claim is forthcoming will be sufficient compliance with the requirement as to time, provided that such facsimile advice shall include at least a brief description of the defect including the identity of the equipment, extent of damage, name and number of any replacement part and description of any remedial work required, and that full particulars are given to the BUILDER not later than fifteen (15) days after the expiry date.

3.                   REMEDY OF DEFECTS

(a)         The BUILDER shall remedy, at its expense, any defects, against which the VESSEL is guaranteed under this Article, by making all necessary and reasonably practicable repairs or replacements at the SHIPYARD or elsewhere as provided for in (b) hereinbelow.

In such case, the VESSEL shall be taken at the BUYER’s cost and responsibility to the place selected, ready in all respects for such repairs or replacements and in any event, the BUILDER shall not be responsible for towage, dockage, wharfage, port charges and anything else incurred for the BUYER’s getting and keeping the VESSEL ready for such repairing or replacing.

(b)         However, if it is impractical (which shall include, but not be limited to, an emergency) to bring the VESSEL to the SHIPYARD, the BUYER may cause the necessary repairs or replacements to be made elsewhere which is deemed by the BUYER with the consent of the BUILDER which shall not be unreasonably withheld, to be suitable for the purpose, provided that, in such event, the BUILDER may forward or supply replacement parts or materials to the VESSEL under the terms described in (c) hereinbelow, unless forwarding or supplying thereof to the VESSEL would impair or delay the operation or working schedule of the VESSEL. In the event that the BUYER proposes to cause the necessary repairs or replacements to be made to the VESSEL at any shipyard or works other than the SHIPYARD, the BUYER shall first (but in all events as soon as reasonably possible) give the BUILDER notice in writing or by facsimile of the time and place such repairs will be made, and if the VESSEL is not thereby delayed, or her operation or working schedule is not thereby impaired, the BUILDER shall have the right to verify by its own representative(s) the nature and extent of the defects complained of. The BUILDER shall, in such case, promptly advise the BUYER by facsimile, after such examination has been completed, of its acceptance or rejection of the defects as ones that are covered by the guarantee herein provided. Upon the BUILDER’s acceptance of the defects as justifying remedy under this Article, or upon award of the arbitration so determining, the BUILDER shall compensate the BUYER an amount equal to the reasonable cost of making the same repairs or replacements which shall not exceed the average cost of making same repairs or replacements at a reputable European repair yard, a reputable Singapore repair yard and a reputable Chinese repair yard. The repair yards for the reference of BUILDER’s compensation shall be chosen by the BUYER subject to the BUILDER’s prior written consent which shall not be unreasonably withheld.

(c)          In the event that it is necessary for the BUILDER to forward a replacement for a defective part under this guarantee, replacement parts shall be shipped to the BUYER under the terms of C.I.F. port of the country where they are to be purchased.

(d)         The BUILDER reserves the option to retrieve, at the BUILDER’s cost, any of the replaced equipment/parts in case defects are remedied in accordance with the provisions in this Article.

(e)          Any dispute under this Article shall be referred to arbitration in accordance with the provisions of Article XIII hereof.

4.                   EXTENT OF THE BUILDER’s LIABILITY

(a)         After delivery of the VESSEL the responsibility of the BUILDER in respect of and/or in connection with the VESSEL and/or this CONTRACT shall be limited to the extent expressly provided in this Article. Except as expressly provided in this Article, in no circumstances and on no ground whatsoever shall the BUILDER have any responsibility or liability whatsoever or howsoever arising in respect of or in connection with the VESSEL or this CONTRACT after the delivery of the VESSEL. Further, but without in any way limiting the generality of this Article, the BUILDER shall have no liability or responsibility whatsoever or howsoever arising for or in connection with any pecuniary loss or expense, any liability to any third party or any fine, compensation, penalty or other payment or sanction incurred by or imposed upon the BUYER or any other party whatsoever in relation to or in connection with this CONTRACT or the VESSEL.

(b)         The BUILDER shall be under no obligation with respect to defects discovered after the expiration of the period of guarantee specified above, nor in any event shall the BUILDER be liable for any worsening of defects after the expiry date of the guarantee.

(c)          The BUILDER shall under no circumstances be liable for defects in the VESSEL or any part of equipment thereof caused by perils of the sea, rivers or navigation, or normal wear and tear, or fire or accidents at sea or elsewhere or by mismanagement, accident, negligence, willful neglect, alteration or addition on the part of the BUYER, its employees or agents on or doing work on the VESSEL, including the VESSEL’s officers, crew and passengers. Likewise, the BUILDER shall not be liable for defects in the VESSEL or any part of equipment thereof that are due to repairs which were made by other than the BUILDER at the discretion of the BUYER as hereinabove provided.

(d)         The liability of the BUILDER provided for in this Article shall be limited to defects directly caused by defective materials, design, construction miscalculation and/or poor workmanship as above provided. The BUILDER shall not be obliged to repair, not be liable for, damage to the VESSEL or any part of the equipment thereof, which after delivery of the VESSEL, is caused other than by the defects of the nature specified above. The guarantees contained as hereinabove in this Article replace and exclude any other liability, guarantee, warranty and/or condition imposed or implied by statute, common law, custom or otherwise on the part of the BUILDER by reason of the construction and sale of the VESSEL for and to the BUYER.

(End of Article)

ARTICLE X : PAYMENT

1.                   CURRENCY

All payments under this CONTRACT shall be made in United States Dollars.

2.                   TERMS OF PAYMENT

The payments of the CONTRACT PRICE shall be made as follows.

(a)    First Instalment

United States Dollars Nine Million Four Hundred Forty Seven Thousand Five Hundred only (US$9,447,500) shall be paid within five (5) business days after receipt by the BUYER’s Bank of the Refund Guarantee in the form of the authenticated bank cable (SWIFT) in accordance with this Article.

Under this CONTRACT, in counting the business days, only Saturdays and Sundays are excepted. When a due date falls on a day when banks are not open for business in New York, Seoul, the Netherlands or Monaco such due date shall fall due upon the first business day next following.

(b)    Second Instalment

United States Dollars Nine Million Four Hundred Forty Seven Thousand Five Hundred only (US$9,447,500) shall be paid within six (6) months after signing this CONTRACT.

(c)     Third Instalment

United States Dollars Eighteen Million Eight Hundred Ninety Five Thousand only (US$18,895,000) shall be paid within five (5) business days of receipt by the BUYER of a facsimiled notice from the BUILDER together with a Certificate issued by the CLASSIFICATION SOCIETY confirming that steel cutting has commenced, it being understood that in no eventuality shall this instalment become due earlier than 11 months prior to the DELIVERY DATE in Article VII herein.

(d)         Fourth Instalment

United States Dollars Fifty Six Million Six Hundred Eighty Five Thousand only

(US$56,685,000) plus or minus any increase or decrease due to modifications and/or adjustment, if any, arising prior to delivery of the VESSEL of the CONTRACT PRICE under Articles III and V of this CONTRACT shall be paid to the BUILDER concurrently with the delivery of the VESSEL. (The date stipulated for payment of each of the four instalments mentioned above is hereinafter in this Article and in Article XI referred to as the “DUE DATE” of that instalment).

It is understood and agreed upon by the BUILDER and the BUYER that no payments under the provisions of this Article shall be delayed or withheld by the BUYER due to any dispute or disagreement of whatsoever nature arising between the BUILDER and the BUYER. Should there be any dispute in this connection, the matter shall be dealt with in accordance with the provisions of arbitration in Article XIII hereof. It is understood that any expenses for receiving such payment shall be for the account of the BUILDER.

3.                   DEMAND FOR PAYMENT

At least fourteen (14) days prior to the date of each event provided in Paragraph 2 of this Article on which any payment shall fall due hereunder, with the exception of the payment of the first and second instalments, the BUILDER shall notify the BUYER by facsimile of the date such payment shall become due.

The BUYER shall immediately acknowledge receipt of such notification by facsimile to the BUILDER, and make payment as set forth in this Article. If the BUILDER fails to receive the BUYER’s said acknowledgement within three (3) days after sending the aforementioned notification, the BUILDER shall promptly facsimile to the BUYER a second notification of similar import. The BUYER shall immediately acknowledge by facsimile receipt of the foregoing second notification regardless of whether or not the first notification was acknowledged as aforesaid.

4.                   METHOD OF PAYMENT

(a)         All the pre-delivery payments and the payment due on delivery in settlement of the CONTRACT PRICE as provided for in Paragraph 2 of this Article shall be made in U.S. Dollars on or before the DUE DATE thereof by telegraphic transfer as follows ;

(i)                                     The payment of the first, second and third instalments shall be made to the account of the Shinhan Bank, Korea (hereinafter called “SHINHAN BANK”), Account No. 001-1-544541 at the JP Morgan Chase Bank, New York, USA(hereinafter called the “JPM”) in favour of the BUILDER under advice by telefax or telex, including swift, to the SHINHAN BANK, Korea by the remitting Bank.

(ii)                                  The fourth instalment as provided for in Paragraph 2.(d) of this Article shall be deposited at the account of the SHINHAN BANK, Account No. 001-1-544541 at the JPM in favour of the BUILDER at least two (2) business days prior to the scheduled delivery date of the VESSEL notified by the BUILDER, with instructions that the said instalment is payable to the BUILDER against presentation by the BUILDER to the SHINHAN BANK of a copy of the original PROTOCOL OF DELIVERY AND ACCEPTANCE of the VESSEL signed by the BUILDER and the BUYER.

If the delivery of the VESSEL is not effected within fifteen (15) days after the scheduled delivery date, the BUYER shall have the right to withdraw the said deposit plus accrued interest (if any) upon the expiry date. However when the newly scheduled delivery date is notified to the BUYER by the BUILDER, the BUYER shall make the cash deposit in accordance with the same terms and conditions as set out above.

(b)         Simultaneously with each of such payments, the BUYER shall advise the BUILDER of the details of the payments by facsimile and at the same time, the BUYER shall cause the BUYER’s remitting Bank to advise the SHINHAN BANK of the details of such payments by authenticated bank cable or telex.

5.                   REFUND BY THE BUILDER

The payments made by the BUYER to the BUILDER prior to delivery of the VESSEL shall constitute advances to the BUILDER. If the VESSEL is rejected by the BUYER in accordance with the terms of this CONTRACT or, except in the case of cancellation of this CONTRACT by the BUILDER under the provisions of Article XI hereof, if the BUYER terminates, cancels or rescinds this CONTRACT pursuant to any of the provisions of this CONTRACT specifically permitting the BUYER to do so, the BUILDER shall forthwith refund to the BUYER, in U.S. Dollars, the full amount of total sums paid by the BUYER to the BUILDER in advance of delivery together with interest thereon as herein provided.

The transfer and other bank charges of such refund shall be for the BUILDER’s account. The interest rate of the refund, as above provided, shall be six per cent (6%) per annum from the date following the date of receipt by the BUILDER of the pre-delivery instalment(s) to the date of remittance by telegraphic transfer of such refund, provided, however, that if the cancellation of this CONTRACT by the BUYER is based upon delays due to Force Majeure or other causes beyond the control of the BUILDER as provided for in Article VIII hereof, then in such event, the interest rate of refund shall be reduced to four per cent (4%) per annum.

It is hereby understood by both parties that payment of any interest provided herein is by way of liquidated damages due to cancellation of this CONTRACT and not by way of compensation for use of money.

If, the BUILDER is required to refund to the BUYER the instalments paid by the BUYER to the BUILDER as provided in this Paragraph, the BUILDER shall return to the BUYER all of the BUYER’s supplies as stipulated in Article XII which were not incorporated into the VESSEL and pay to the BUYER an amount equal to the cost to the BUYER of those supplies incorporated into the VESSEL.

6.                   TOTAL LOSS

If there is a total loss or a constructive total loss of the VESSEL prior to delivery thereof, the BUILDER shall proceed according to the mutual agreement of the parties hereto either:

(a)         to build another vessel in place of the VESSEL so lost and deliver it under this CONTRACT to the BUYER, provided that the parties hereto shall have agreed in writing to a reasonable price and time for the construction of such vessel in place of the lost VESSEL; or

(b)         to refund to the BUYER the full amount of the total sums paid by the BUYER to the BUILDER under the provisions of Paragraph 2 of this Article together with interest thereon at the rate of six per cent (6%) per annum from the date following the date of receipt by the BUILDER of such pre-delivery instalment(s) to the date of payment by the BUILDER to the BUYER of the refund.

If the parties hereto fail to reach such agreement within two (2) months after the VESSEL is determined to be a total loss or constructive total loss, the provisions of (b) hereinabove shall be applied and the BUILDER shall make such refund to the BUYER within ten (10) business days of such date.

7.                   DISCHARGE OF OBLIGATIONS

Such refund as provided in the foregoing Paragraphs 5 and 6 by the BUILDER to the BUYER shall forthwith discharge all the obligations, duties and liabilities of each of the parties hereto to the other(other than any obligations of the BUYER in respect of facilities afforded to the

BUYER’s REPRESENTATIVE) under this CONTRACT. Any and all refunds or payments due to the BUYER under this CONTRACT shall be made by telegraphic transfer to the account specified by the BUYER.

8.                   REFUND GUARANTEE

As a condition precedent to the payment of the first intsalment, the BUILDER shall furnish the BUYER with an assignable letter of refundment guarantee issued by the SHINHAN BANK for the refund of all the pre-delivery instalments plus interest as aforesaid to the BUYER under or pursuant to Paragraph 5 above in the substantially similar form and tenor as annexed hereto as Exhibit “A”.

All expenses in issuing and maintaining the letter of guarantee described in this Paragraph shall be borne by the BUILDER.

9.                   PERFORMANCE GUARANTEE

Before signing the CONTRACT, the BUYER shall provide the BUILDER with an irrevocable Letter of Guarantee issued by Scorpio Tankers Inc for the due and faithful performance by the BUYER of all its obligations under the CONTRACT including, but not limited to, the payment of the CONTRACT PRICE and taking delivery of the VESSEL in the form as annexed hereto as Exhibit “B”.

(End of Article)

ARTICLE XI : BUYER’s DEFAULT

1.                   DEFINITION OF DEFAULT

The BUYER shall be deemed to be in default under this CONTRACT in the following cases:

(a)         If the first, second or third instalment is not paid to the BUILDER within respective DUE DATE of such instalments; or

(b)         If the fourth instalment is not deposited in accordance with Article X.4.(a)(ii) hereof or if the said fourth instalment deposit is not released to the BUILDER against presentation by the BUILDER of a copy of the original PROTOCOL OF DELIVERY AND ACCEPTANCE; or

(c)          If the BUYER fails to take delivery of the VESSEL when the VESSEL is duly tendered for delivery by the BUILDER under the provisions of Article VII hereof; or

(d)         If an order or an effective resolution shall be passed for winding up of the BUYER (except for the purpose of reorganization, merger or amalgamation).

In case the BUYER is in default as defined in this Article XI. 1, the BUILDER is entitled to and shall have the following rights, powers and remedies in addition to such other rights, powers and remedies as the BUILDER may have elsewhere in this CONTRACT.

2.                   EFFECT OF THE BUYER’s DEFAULT ON OR BEFORE THE DELIVERY OF THE VESSEL

If the BUYER shall be in default as provided in Paragraph 1 above of its obligations under this CONTRACT, then;

(a)         The DELIVERY DATE of the VESSEL shall be extended automatically for the actual period of such default and the BUILDER shall not be obliged to pay any liquidated damages for the delay in delivery of the VESSEL caused thereby.

(b)         The BUYER shall pay to the BUILDER interest at the rate of six per cent (6%) per annum in respect of the instalment(s) in default from the respective DUE DATE to the date of actual receipt by the BUILDER of the full amount of such instalment(s).

(c)          If the BUYER is in default in payment of any of the instalment(s) due and payable prior to or simultaneously with the delivery of the VESSEL, the BUILDER shall, in writing or by facsimile, notify the BUYER to that effect, and the BUYER shall, upon receipt of such notification, forthwith acknowledge in writing or by facsimile to the BUILDER that such notification has been received.

(d)         If any of the BUYER’s default continues for a period of ten (10) days after the BUILDER’s notification to the BUYER of such default, the BUILDER may, at its option, rescind this CONTRACT by serving upon the BUYER a written notice or facsimile notice of rescission confirmed in writing.

(e)          In the event of such cancellation by the BUILDER of this CONTRACT due to the BUYER’s default as provided for in paragraph 1 above, the BUILDER shall be entitled to retain and apply the instalments already paid by the BUYER to the recovery of the BUILDER’s loss and damage including, but not being limited to, reasonable estimated profit due to the BUYER’s default and the cancellation of this CONTRACT and at the same time the BUILDER shall have the full right and power either to complete or not to complete the VESSEL which is the sole property of the BUILDER as it deems fit, and to sell the VESSEL at a public or private sale on such terms and conditions as the BUILDER thinks fit without being answerable for any loss or damage but must take reasonable precautions to obtain the true market value of the VESSEL.

The proceeds received by the BUILDER from the sale shall be applied in addition to the instalment(s) retained by the BUILDER as mentioned hereinabove as follows:

First, in payment of all reasonable costs and expenses of the sale of the VESSEL, including interest thereon at six per cent (6%) per annum from the respective date of payment of such costs and expenses aforesaid to the date of sale on account of the BUYER’s default.

Second, if the VESSEL has been completed, in or towards satisfaction of the unpaid balance of the CONTRACT PRICE, to which shall be added the cost of all additional work and extras agreed by the BUYER including interest thereon at six per cent (6%) per annum from the respective DUE DATE of the instalment in default to the date of sale, or if the VESSEL has not been completed, in or towards satisfaction of the unpaid amount of the cost incurred by the BUILDER prior to the date of sale on account of construction of the VESSEL, including work, labour, materials and reasonably estimated profit which the BUILDER would have been entitled to receive if the VESSEL had been completed and delivered plus interest thereon at six per cent (6%) per annum from the respective DUE DATE of the instalment in default to the date of sale.

Third, the balance of the proceeds, if any, shall belong to the BUYER, and shall forthwith be paid over to the BUYER by the BUILDER.

In the event of the proceeds from the sale together with instalment(s) retained by the BUILDER being insufficient to pay the BUILDER, the BUYER shall be liable for the deficiency and shall pay the same to the BUILDER upon its demand.

3.                   DEFAULT BY THE BUILDER

The BUILDER shall be deemed to be in default under this CONTRACT ;

(i)             If the BUILDER shall apply for or consent to the appointment of a receiver, trustee or liquidator, shall be adjudicated insolvent, shall apply to the courts for protection from its creditors, file a voluntary petition in bankruptcy or take advantage of any insolvency law, or any action shall be taken by the BUILDER having an effect similar to any of the foregoing or the equivalent thereof in any jurisdiction, or the BUILDER shall be unable to pay its debts as they fall due and following the occurrence of any of the foregoing events and for as long as they are continuing, there has been then a delay of more than fifty (50) days in the commencement of steel cutting or the completion of keel laying or launching after the due date as specified in the construction schedule agreed by the BUYER.

(ii)          If the BUILDER, without reasonable excuse, delays in the commencement or progress of the construction of the VESSEL for a period of one hundred (100) days or more and the BUILDER has not rectified the same within fourteen (14) days of being notified by the BUYER of such delay.

(iii)       If the refund guarantee is not issued within thirty (30) days from the date of this CONTRACT.

In the event of such BUILDER’s default the BUYER may then cancel this CONTRACT by promptly notifying the BUILDER in writing but not later than two (2) weeks from the date the BUYER becomes aware of the BUILDER’s default. Such cancellation is to be effective as of the date when such notice of cancellation is received by the BUILDER.

(End of Article)

ARTICLE XII : BUYER’S SUPPLIES

1.                   RESPONSIBILITY OF THE BUYER

The BUYER shall, at its cost and expense, supply all the BUYER’s supplies mentioned in the SPECIFICATIONS, if any, (hereinafter called the “BUYER’S SUPPLIES”), to the BUILDER at the SHIPYARD in perfect condition ready for installation and in accordance with the time schedule to be furnished by the BUILDER to meet the building schedule of the VESSEL.

In order to facilitate the installation of the BUYER’S SUPPLIES by the BUILDER, the BUYER shall furnish the BUILDER with the necessary plans, instruction books, test report and all test certificates required by the BUILDER and shall cause the representative(s) of the makers of the BUYER’S SUPPLIES to give the BUILDER any advice, instructions or assistance which the BUILDER may reasonably require in the installation or adjustment thereof at the SHIPYARD, all without cost or expense to the BUILDER.

The BUYER shall be liable for any expense incurred by the BUILDER for repair of the BUYER’S SUPPLIES due to defective design or materials, poor workmanship or performance or due to damage in transit and the DELIVERY DATE of the VESSEL shall be extended for the period of such repair if such repair shall affect the delivery of the VESSEL.

Commissioning into good order of the BUYER’S SUPPLIES during and after installation on board shall be made at the BUYER’s expense by the representative of respective maker of the person designated by the BUYER in accordance with the BUILDER’s building schedule.

Should the BUYER fail to deliver to the BUILDER the BUYER’S SUPPLIES and the necessary document or advice for such supplies within the time specified by the BUILDER, the DELIVERY DATE of the VESSEL shall automatically be extended for the period of such delay if such delay in delivery shall affect the delivery of the VESSEL. In such event, the BUYER shall pay to the BUILDER all losses and damages sustained by the BUILDER due to such delay in the delivery of the BUYER’S SUPPLIES and such payment shall be made upon delivery of the VESSEL, provided, however, that the BUILDER shall have :

(a)    furnished the BUYER with the time schedule referred to above, two (2) months prior to installation of the BUYER’S SUPPLIES and

(b)    given the BUYER written notice of any delay in delivery of the BUYER’S SUPPLIES and the necessary document or advice for such supplies as soon as the delay occurs which might give rise to a claim by the BUILDER under this Paragraph.

Furthermore, if the delay in delivery of the BUYER’S SUPPLIES and the necessary document or advice for such supplies should exceed ten (10) days from the date specified by the

BUILDER, the BUILDER shall be entitled to proceed with construction of the VESSEL without installation of such items (regardless of their nature or importance to the BUYER or the VESSEL) in or on the VESSEL without prejudice to the BUILDER’s right hereinabove provided, and the BUYER shall accept the VESSEL so completed.

2.                   RESPONSIBILITY OF THE BUILDER

The BUILDER shall be responsible for storing, safekeeping against weather and theft and handling the BUYER’S SUPPLIES, if any, which the BUILDER is required to install on board the VESSEL after delivery of such supplies to the SHIPYARD, and shall install such supplies on board the VESSEL at the BUILDER’s expense.

The BUILDER shall not be responsible for the quality, performance or efficiency of any equipment included in the BUYER’S SUPPLIES and is under no obligation with respect to the guarantee of such equipment against any defects caused by poor quality, performance or efficiency of the BUYER’S SUPPLIES. If any of the BUYER’S SUPPLIES is lost or damaged while in the custody of the BUILDER, the BUILDER shall, if the loss or damage is due to willful default or negligence on its part, be responsible for direct repair or correction.

(End of Article)

ARTICLE XIII : ARBITRATION

1.                   DECISION BY THE CLASSIFICATION SOCIETY:

If any dispute arises between the parties hereto in regard to the design and/or construction of the VESSEL, its machinery and equipment, and/or in respect of the materials and/or workmanship thereof and/or thereon, and/or in respect of interpretations of this CONTRACT or the SPECIFICATIONS, the parties may by mutual agreement refer the dispute to the CLASSIFICATION SOCIETY or to such other expert as may be mutually agreed between the parties hereto, and whose decision shall be final, conclusive and binding upon the parties hereto.

2.                   LAWS APPLICABLE

Any arbitration arising hereunder shall be governed by and conducted in accordance with the Arbitration Act 1996 of England or any statutory modification or re-enactments thereof for the time being in force. The award of the arbitrator shall be final and binding upon parties hereto.

3.                   PROCEEDINGS OF ARBITRATION:

In the event that the parties hereto do not agree to settle a dispute according to Paragraph 1 of this Article and/or in the event of any other dispute of any kind whatsoever between the parties and relating to this CONTRACT or its rescission or any stipulation herein, such dispute shall be submitted to arbitration in London. The proceedings of any arbitration shall be governed by the rules of the London Maritime Arbitrators Association. The parties shall try to agree a single arbitrator to conduct the arbitration.

If the parties cannot agree upon the appointment of the single arbitrator within two (2) weeks after one of the parties has given notice to the other party notifying that the other party to refer the dispute to arbitration, the dispute shall be settled by three arbitrators, each party appointing one arbitrator, the third being appointed by the London Maritime Arbitrators Association. If either of the appointed arbitrators refuses or is incapable of acting, the party who appointed him shall appoint a new arbitrator in his place.

If one party fails to appoint an arbitrator - either originally or by way of substitution - for two (2) weeks after the other party having appointed its arbitrator, has served the party making default with notice to make the appointment, the London Maritime Arbitrators

Association shall, after application from the party having appointed its arbitrator, also appoint an arbitrator on behalf of the party making default. The award of the arbitration made by the sole arbitrator or by the majority of the three arbitrators as the case may be shall be final, conclusive and binding upon the parties hereto.

4.                   NOTICE OF AWARD:

The award shall immediately upon receipt be given to the BUYER and the BUILDER by telefax.

5.                   EXPENSES:

The Arbitrator or the Arbitration Board shall determine which party shall bear the expenses of the arbitration or the portion of such expenses which each party shall bear.

6.                   ENTRY IN COURT:

In case of failure by either party to respect the award of the arbitration, the judgment may be entered in any proper court having jurisdiction thereof.

7.                   ALTERATION OF DELIVERY DATE:

In the event of reference to arbitration of any dispute arising out of matters occurring prior to delivery of the VESSEL, the award may include any postponement of the DELIVERY DATE which the Arbitrator or the Arbitration Board may deem appropriate.

(End of Article)

ARTICLE XIV : SUCCESSORS AND ASSIGNS

The BUILDER agrees that at any time prior to delivery of the VESSEL, this CONTRACT may, with the prior written approval of the BUILDER, which the BUILDER shall not unreasonably withhold, be transferred by the BUYER to (and the title thereof may be taken by) another company.

Further, the BUYER may assign its rights (but not its obligations) under this CONTRACT to a first class financial institution in order for the BUYER to obtain finance from such financial institution with prior notification to the BUILDER and its acknowledgement of receipt thereof.

In the event of any assignment by the BUYER pursuant to the terms of this CONTRACT the assignee (and the assignee’s successors and assigns) shall succeed to all the rights of the BUYER under this CONTRACT. However, the BUYER shall remain responsible for performance of all the BUYER’s obligations, liabilities and responsibilities under this CONTRACT.

It is understood that any expenses or changes incurred in connection with the transfer/ assignment of this CONTRACT by the BUYER shall be for the account of the BUYER.

The BUILDER shall have the right to assign its rights (but not its obligations) under this CONTRACT at any time after the effective date hereof, provided that prior written agreements is obtained from the BUYER.

(End of Article)

ARTICLE XV : TAXES AND DUTIES

1.                   TAXES

Unless otherwise expressly provided for in this CONTRACT, all costs and taxes including stamp duties, if any, incurred in or levied by any country except Korea in connection with this CONTRACT shall be borne by the BUYER and corresponding costs and taxes in Korea, before delivery of the VESSEL, if any, shall be borne by the BUILDER.

2.                   DUTIES

The BUILDER shall hold the BUYER harmless from any payment of duty imposed in Korea upon materials or supplies which, under the terms of this CONTRACT, or amendments thereto, may be supplied by the BUYER from abroad for the construction of the VESSEL.

The BUILDER shall likewise hold the BUYER harmless from any payment of duty imposed in Korea in connection with materials or supplies for operation of the VESSEL, including running stores, provisions and supplies necessary to stock the VESSEL for its operation. This indemnity does not, however, extend to any items purchased by the BUYER for use in connection with the VESSEL which are not absolutely required for the construction or operation of the VESSEL.

(End of Article)

ARTICLE XVI : PATENTS, TRADEMARKS AND COPYRIGHTS

1.                   PATENTS, TRADEMARKS AND COPYRIGHTS

Machinery and equipment of the VESSEL, whether made or furnished by the BUILDER under this CONTRACT, may bear the patent numbers, trademarks, or trade names of the manufacturers. The BUILDER shall defend and save harmless the BUYER from all liabilities or claims for or on account of the use of any patents, copyrights or design of any nature or kind, or for the infringement thereof including any unpatented invention made or used in the performance of this CONTRACT and also for any costs and expenses of litigation, if any in connection therewith. No such liability or responsibility shall be with the BUILDER with regard to components and/or equipment and/or design supplied by the BUYER.

Nothing contained herein shall be construed as transferring any patent or trademark rights or copyrights in equipment covered by this CONTRACT, and all such rights are hereby expressly reserved to the true and lawful owners thereof.

2.                   RIGHTS TO THE SPECIFICATIONS, PLANS, ETC.

The BUILDER retains all rights with respect to the SPECIFICATIONS, plans and working drawings, technical descriptions, calculations, test results and other data, information and documents concerning the design and construction of the VESSEL and the BUYER undertakes therefore not to disclose the same or divulge any information contained therein to any third parties, without the prior written consent of the BUILDER, excepting where it is necessary for usual operation, repair and maintenance of the VESSEL.

In case the BUYER requests the prior written consent of the BUILDER as set out in the above paragraph, the BUYER shall provide the BUILDER with a written undertaking from the recipient stating that (1) he acknowledge and shall observe the foregoing terms concerning the BUILDER’s right to confidential information and (2) any confidential information furnished in tangible form shall not be duplicated by recipient except for the purpose of the job specifically assigned to him. (3) Upon the completion of his job requiring reference to the confidential information, recipient shall return to the BUYER at his option or otherwise destroy all the confidential information received in written or tangible form including copies or reproductions or other media containing such confidential information. (4) Any documents or other media developed by the recipient containing confidential information shall be destroyed by the recipient.

(End of Article)

ARTICLE XVII : COMPLIANCE AND ANTI-BRIBERY

1.                   REPRESENTATIONS OF THE PARTIES

During the term of this CONTRACT, each party certifies and represents as follows:

(a)         It will comply with the laws of any jurisdiction applicable to such party as it relates to this CONTRACT, including but not limited to any applicable anti-corruption and anti-bribery laws, also including, without limitation, the United States Foreign Corrupt Practices Act (“US FCPA”), the UK Bribery Act 2010 (“UK Bribery Act”) and the anti-bribery or anti-corruption laws of South Korea as such laws may be amended from time to time.

(b)         In connection with this CONTRACT, it has not and will not make any payments or gifts or provide other advantages, or any offers or promises of payments or gifts or other advantages of any kind, directly or indirectly, to:

a.              any person or entity with the intention of obtaining or retaining a business advantage for itself or the other party to this CONTRACT;

b.              any official or member of any government or any agency or instrumentality thereof; any official or member of any public international organisation or any agency or instrumentality thereof; any or official of a political party or any candidate for political office (herein ‘public official’); or any person while knowing or reasonably suspecting that all or a portion of such money or thing of value will be offered, given or promised, directly or indirectly, to any public official, in violation of the UK Bribery Act, the US FCPA or the laws of South Korea.

c.               In connection with this CONTRACT, it has not and will not request, agree to accept or accept from any person or entity any payments or gifts or other advantages, or any offers or promises of payments or gifts or other advantages of any kind, directly or indirectly, as a reward or inducement to perform its obligations under this CONTRACT in any way improperly.

2.                   INDEMNIFICATION

Each party agrees that it will fully indemnify, defend and hold harmless the other party from any claims, liabilities, damages, expenses, penalties, judgments and losses (including reasonable attorneys’ fees) assessed or resulting by reason of a breach of the representations and undertakings contained in this Article XVII to the extent permitted by law.

(End of Article)

ARTICLE XVIII : INSURANCE

(a)         Until delivery, the VESSEL as well as all her equipment and accessories to be used therein shall be at the risk of the BUILDER and the BUILDER shall at its own expense insure the same from launching and items of BUYER’s supply from time to time delivered to the SHIPYARD until delivery of the VESSEL and while undergoing Acceptance Trials in accordance with the Trials Schedule against the usual marine perils. Such insurance shall be taken out with Korean insurance companies on terms corresponding to the Institute of London Underwriter’s Clauses for BUILDER’s risks, as amended to cover earthquakes. Such insurance shall be in an amount corresponding to the Value of Items of BUYER’s supply delivered as aforesaid together with whichever shall be the greater of:

(i)             the value of the items, all equipment and accessories supplied from time to time by the BUILDER and used therein; or

(ii)          the total of the instalments of the CONTRACT PRICE hereinafter mentioned already paid (together with interest thereon calculated at the rate of six per cent (6%) per annum from the respective dates on which such instalments have been paid).

(b)         Insurance shall be effected by the BUILDER with first class Korean insurers and the BUILDER shall provide the BUYER with a certified copy of all insurance policies on issue of same.

(c)          Should the VESSEL be damaged during construction or while undergoing acceptance Trials or otherwise and should such damage not constitute the VESSEL an actual total loss or constructive or arranged or compromised total loss this CONTRACT shall in no way be invalidated but the BUILDER shall at its own expense make good such damage to the satisfaction of the CLASSIFICATION SOCIETY and to the reasonable satisfaction of the BUYER.

(End of Article)

ARTICLE XIX : INTERPRETATION AND GOVERNING LAW

This CONTRACT has been prepared in English and shall be executed in duplicate and in such number of additional copies as may be required by either party respectively. The parties hereto agree that the validity and interpretation of this CONTRACT and of each Article and part thereof shall be governed by the laws of England.

(End of Article)

ARTICLE XX : NOTICE

Any and all notices, requests, demands, instructions, advices and communications in connection with this CONTRACT shall be written in English, sent by e-mail or registered air mail or facsimile and shall be deemed to be given when first received whether by e-mail or registered mail or facsimile. They shall be addressed as follows, unless and until otherwise advised:

To the BUILDER:	Hyundai Samho Heavy Industries Co., Ltd.
93, Daebul-ro, Samho-eup, Yeongam-gun, Jeollanam-do, Korea

Attention : Contract Management Department
S. W. Jeon / General Manager

	Tel	+82 61 460 2649
	Fax	+82 61 460 3707
	Email	swc@hshi.co.kr

To the BUYER:	STI Cavaliere Shipping Company Limited
c/o Scorpio Tankers Inc
“Le Millenium”
9 Boulevard Charles III, 98000 Monaco

Attention: Mr. Luca Forgione/ Legal Department

	Tel	+377 97 98 57 00
	Fax	+377 97 77 83 46
	Mob	+336 80 86 99 86
	Email	legal@scorpiogroup.net

The said notices shall become effective upon receipt of e-mail or registered air mail or facsimile by the receiver thereof. Where a notice by e-mail or facsimile is concerned which is required to be confirmed by letter, then, unless the CONTRACT or the relevant Article thereof otherwise requires, the notice shall become effective upon receipt of the e-mail or facsimile.

(End of Article)

ARTICLE XXI : EFFECTIVENESS OF THIS CONTRACT

This CONTRACT shall become effective upon signing by the parties hereto.

(End of Article)

ARTICLE XXII : EXCLUSIVENESS

This CONTRACT shall constitute the only and entire agreement between the parties hereto, and unless otherwise expressly provided for in this CONTRACT, all other agreements, oral or written, made and entered into between the parties prior to the execution of this CONTRACT shall be null and void.

(End of Article)

IN WITNESS WHEREOF, the parties hereto have caused this CONTRACT to be duly executed in duplicate on the date and year first above written.

BUYER		BUILDER

For and on behalf of		For and on behalf of
STI Cavaliere Shipping Company Limited		Hyundai Samho Heavy Industries Co., Ltd.

By:	/s/ Cameron K. Mackey	By:	/s/ Sam H. Ka
Name:	Cameron K. Mackey	Name:	Sam H. Ka
Title:	Attorney In Fact	Title:	Attorney-in-Fact

WITNESS		WITNESS

By:	/s/ Brian M. Lee	By:	/s/ Y.D. Park
Name:	Brian M. Lee	Name:	Y.D. Park
Title:	Secretary	Title:	S.V.P

EXHIBIT “A”

LETTER OF GUARANTEE

Letter of Guarantee NO.:

Date : , 2013

Gentlemen:

We hereby open our irrevocable letter of guarantee number                         in favour of                                           (hereinafter called the “BUYER”) for account of Hyundai Samho Heavy Industries Co., Ltd., Samho, Korea (hereinafter called the “BUILDER”) as follows in connection with the shipbuilding contract dated                      ,        (hereinafter called “CONTRACT”) made by and between the BUYER and the BUILDER for the construction of                                 having the BUILDER’s Hull No.            (hereinafter called the “VESSEL”).

If, in connection with the terms of the CONTRACT, whether so supplemented, amended, changed or modified, the BUYER shall become entitled to a refund of the advance payment made to the BUILDER prior to the delivery of the VESSEL, we hereby irrevocably guarantee the repayment of the same to the BUYER within twenty (20) days after demand not exceeding US$                                                                  (Say U.S. Dollars only) together with interest thereon at the rate of             per cent (       %) per annum from the date following the date of receipt by the BUILDER to the date of remittance by telegraphic transfer of such refund.

The amount of this guarantee will be automatically increased upon the BUILDER’s receipt of the respective instalment, not more than two (2) times, each time by the amount of instalment plus interest thereon as provided in the CONTRACT, but in any eventuality the amount of this guarantee shall not exceed the total sum of US$                             (Say U.S. Dollars                                 only) plus interest thereon at the rate of                        per cent (        %) per annum from the date following the date of the BUILDER’s receipt of each instalment to the date of remittance by telegraphic transfer of the refund. However, in the event of cancellation of the CONTRACT being based on delays due to Force Majeure or other causes beyond the control of the BUILDER, the interest rate of refund shall be reduced to per cent (          %) per annum as provided in Article X of the CONTRACT.

This letter of guarantee is available (subject to the third paragraph hereof) against the BUYER’s first written demand and signed statement certifying that the BUYER’s demand for refund has been made in conformity with Article X of the CONTRACT and the BUILDER has failed to make the refund within twenty (20) days after the Buyer’s demand. Refund shall be made to the Buyer by telegraphic transfer in United States Dollars.

In case any refund is made to the BUYER by the BUILDER or by us under this Letter of Guarantee, our liability hereunder shall be automatically reduced by the amount such refund.

It is hereby understood that payment of any interest provided herein is by way of liquidated damages due to cancellation of the CONTRACT and not by way of compensation for use of money.

Notwithstanding the provisions hereinabove, in the event that within twenty (20) days from the date of your claim to the BUILDER referred to above, we receive notification from you or the BUILDER accompanied by written confirmation to the effect that your claim to cancel the CONTRACT or your claim for refundment thereunder has been disputed and referred to arbitration in accordance with the provisions of the CONTRACT, we shall under this guarantee, refund to you the sum adjudged to be due to you by the BUILDER pursuant to the award made under such arbitration immediately upon receipt from you of a demand for the sums so adjudged and a copy of the award.

This letter of guarantee shall become null and void upon receipt by the BUYER of the sum guaranteed hereby or upon acceptance by the BUYER of the delivery of the VESSEL in accordance with the terms of the CONTRACT and, in either case, this letter of guarantee shall be returned to us.

This letter of guarantee is assignable and valid from the date of this letter of guarantee until such time as the VESSEL is delivered by the BUILDER to the BUYER in accordance with the provisions of the CONTRACT.

This guarantee shall be governed by and construed in accordance with the laws of England and the undersigned hereby submits to the non-exclusive jurisdiction of the courts of England.

Very truly yours,

for and on behalf of

By
Name :
Title:

EXHIBIT “B”

Hyundai Samho Heavy Industries Co., Ltd.
93, Daebul-Ro, Samho-Eup, Yeongam-Gun,	Date : , 2013
Jeollanam-Do, Korea

PERFORMANCE GUARANTEE

Gentlemen,

In consideration of your executing a shipbuilding contract (hereinafter called the “CONTRACT”) dated           , 2013 with                           (hereinafter called the “BUYER”) providing for the design, construction, equipment, launch and delivery of                               having the BUILDER’s Hull No.        (hereinafter called the “VESSEL”), and providing, among other things, for payment of the contract price amounting to United States Dollars                                     only (US$                ) for the VESSEL, prior to and upon delivery of the VESSEL, the undersigned, as a primary obligor and not as a merely surety, hereby unconditionally and irrevocably guarantees to you or your successors, the due and faithful performance by the BUYER of all its obligations under the CONTRACT and any supplements, amendments, changes or modifications hereinafter made thereto including but not limited to the prompt payment of the contract price, when due (whether on account of principal, interest or otherwise) by the BUYER to you or your successors under the CONTRACT, notwithstanding any obligation of the BUYER being or becoming unenforceable by defect in or want of its powers, (hereby expressly waiving notice of any such supplement, amendment, change or modification as may be agreed to by the BUYER) and confirms that this guarantee shall be fully applicable to the CONTRACT whether so supplemented, amended, changed or modified and if it shall be assigned by the BUYER in accordance with the terms of the CONTRACT. This guarantee will expire on the DELIVERY of the VESSEL as defined in the CONTRACT.

The undersigned hereby certifies, represents and warrants that all acts, conditions and things required to be done and performed and to have occurred precedent to the creation and issuance of this guarantee, and to constitute the guarantee the valid and legally binding obligation of the undersigned enforceable in accordance with its terms have been done and performed and have occurred in due and strict compliance with applicable laws.

The payment by the undersigned under this guarantee shall be made forthwith within thirty (30) days upon receipt by us of written demand from you including a substantiated statement that the BUYER is in default of payment of the amounts (including, but not limited to, the instalment(s) payable prior to or upon delivery of the VESSEL) that were due under the CONTRACT, without requesting you to take any or further procedure or step against the

BUYER. In the event that any withholding or deduction is imposed by any law, Article XV of the CONTRACT shall apply so that the undersigned will pay such additional amount as may be necessary in order that the actual amount received after deduction or withholding by virtue of any law outside Korea shall equal to the amount that would have been received if such payment had been made by the BUYER.

Notwithstanding the provisions hereinabove, in the event that any of your request under the CONTRACT is disputed by the BUYER and referred to arbitration in accordance with the provisions of the CONTRACT and we receive notification of this from either you or the BUYER, we shall pay you within thirty (30) days from receipt of your written request together with a certified copy of the award ordering the payment by the BUYER to you of the sum due.

This guarantee shall be governed by and interpreted in accordance with the laws of England and the undersigned hereby submits to the non-exclusive jurisdiction of the Courts of England and appoints Scorpio UK Ltd                             to receive service of proceedings in such courts on its behalf.

Very truly yours,

For and on behalf of

By
Name:
Title:

WFW

Document Separator

WFW

SHIPBUILDING CONTRACT

FOR

THE CONSTRUCTION OF

ONE (1) 300,000 DWT CLASS CRUDE OIL CARRIER

HULL NO. S777

BETWEEN

STI CAVALIERE SHIPPING COMPANY LIMITED

(AS BUYER)

AND

HYUNDAI SAMHO HEAVY INDUSTRIES CO., LTD.

(AS BUILDER)

INDEX

			PAGE

PREAMBLE			3

ARTICLE	I	: DESCRIPTION AND CLASS	4

	II	: CONTRACT PRICE	7

	III	: ADJUSTMENT OF THE CONTRACT PRICE	8

	IV	: INSPECTION AND APPROVAL	12

	V	: MODIFICATIONS, CHANGES AND EXTRAS	17

	VI	: TRIALS AND COMPLETION	18

	VII	: DELIVERY	22

	VIII	: DELAYS AND EXTENSIONS OF TIME (FORCE MAJEURE)	26

	IX	: WARRANTY OF QUALITY	29

	X	: PAYMENT	33

	XI	: BUYER’S DEFAULT	38

	XII	: BUYER’S SUPPLIES	41

	XIII	: ARBITRATION	43

	XIV	: SUCCESSORS AND ASSIGNS	45

	XV	: TAXES AND DUTIES	46

	XVI	: PATENTS, TRADEMARKS AND COPYRIGHTS	47

	XVII	: COMPLIANCE AND ANTI-BRIBERY	48

	XVIII	: INSURANCE	49

	XIX	: INTERPRETATION AND GOVERNING LAW	50

	XX	: NOTICE	51

	XXI	: EFFECTIVENESS OF THIS CONTRACT	52

	XXII	: EXCLUSIVENESS	53

EXHIBIT “A” LETTER OF GUARANTEE			55

EXHIBIT “B” PERFORMANCE GUARANTEE			57

2

THIS CONTRACT, made on this 20th day of December, 2013 by and between STI Cavaliere Shipping Company Limited, a corporation incorporated and existing under the laws of the Republic of the Marshall Islands, having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands 96960 (hereinafter called the “BUYER”), the party of the first part and Hyundai Samho Heavy Industries Co., Ltd., a company organized and existing under the laws of the Republic of Korea, having its principal office at 93, Daebul-Ro, Samho-Eup, Yeongam-Gun, Jeollanam-Do, Korea (hereinafter called the “BUILDER”), the party of the second part,

W I T N E S S E T H :

In consideration of the mutual covenants contained herein, the BUILDER agrees to design, build, launch, equip and complete one (1) 300,000 DWT class Crude Oil Carrier as described in Article I hereof (hereinafter called the “VESSEL”) at the BUILDER’s shipyard in Samho, Korea (hereinafter called the “SHIPYARD”) and to deliver and sell the VESSEL to the BUYER, and the BUYER agrees to accept delivery of and purchase from the BUILDER the VESSEL, according to the terms and conditions hereinafter set forth.

(End of Preamble)

3

ARTICLE I : DESCRIPTION AND CLASS

1.                   DESCRIPTION

The VESSEL shall have the BUILDER’s Hull No. S777 and shall be designed, constructed, equipped, launched and completed in accordance with the specifications (Ref. No. COSC-FS-P1(R1), dated December 18, 2013) and the general arrangement plan (No. 1G-7000-201, dated December 18, 2013) attached thereto (hereinafter called respectively the “SPECIFICATIONS” and the “PLAN”), and which shall constitute an integral part of this CONTRACT although not attached hereto.

Should there be any inconsistencies or contradictions between the SPECIFICATIONS and the PLAN, the SPECIFICATIONS shall prevail. Should there be any inconsistencies or contradictions between this CONTRACT and the SPECIFICATIONS, this CONTRACT shall prevail.

2.                   BASIC DIMENSIONS AND PRINCIPAL PARTICULARS OF THE VESSEL

(a)              The basic dimensions and principal particulars of the VESSEL shall be:

Length, overall	abt.	333 m
Length, between perpendiculars	abt.	322 m
Breadth, moulded	abt.	60 m
Depth, moulded	abt.	29.4 m
Design draught, moulded	abt.	20.5 m
Scantling draught, moulded	abt.	21.6 m

Main Engine                                                                         :                                    HYUNDAI-MAN B&W 7G80ME-C9.2

with Low Load Tuning (Exhaust Gas By-pass)

Nominal Rating : 32,970 kW x 72 RPM

MCR             : 24,400 kW x 66 RPM

NCR                : 17,080 kW x 58.6 RPM

Deadweight, guaranteed :      300,000 metric tons at the scantling draught of 21.6 meters on even keel in sea water of specific gravity of 1.025.

Cubic capacity of cargo tanks including slop tanks and residual oil tank (100%) guaranteed: 344,500 m3

Speed, guaranteed :   14.8 knots at the design draught of 20.5 meters at the condition of clean bottom and in calm and deep sea with main engine output of 17,080 kW with 15% sea margin.

4

Specific Fuel Oil Consumption, guaranteed : 161.7 grams/kW-hour + 5% using marine diesel oil having lower calorific value of 42,700 Kcal/Kg at MCR measured at the shop trial with I.S.O reference conditions.

The details of the aforementioned particulars as well as the definitions and method of measurements and calculations are as indicated in the SPECIFICATIONS.

(b)              The dimensions may be slightly modified by the BUILDER, who also reserves the right to make changes to the SPECIFICATIONS and the PLAN if found necessary to suit the local conditions and facilities of the SHIPYARD, the availability of materials and equipment, the introduction of improved production methods or otherwise, subject to the approval of the BUYER which the BUYER shall not withhold unreasonably.

3.                   CLASSIFICATION, RULES AND REGULATIONS

(a)              The VESSEL, including its machinery, equipment and outfittings shall be constructed in accordance with the BUILDER’s shipbuilding practices and “Hyundai Samho Quality Standard”.

The VESSEL shall be built in compliance with the applicable current rules and regulations, which have been issued and are effective as of the date of signing this CONTRACT, of American Bureau of Shipping (hereinafter called the “CLASSIFICATION SOCIETY”) and classed and registered with the symbol of +A1(E), Oil Carrier, +AMS, +ACCU, SCR, AB-CM, ESP, TCM, CPS, VEC-L, BWE, BWT, UWILD, PMA, ENVIRO, GP, POT, SPMA, CPP, IGS-Ballast, RW.

The VESSEL shall be built in compliance with the Rules and Regulations as described in the SPECIFICATIONS which are in force at the date of signing the CONTRACT and/or which are ratified as of the date of signing the CONTRACT and which will come into force on or before the date of delivery of the VESSEL.

(b)              The BUILDER shall arrange with the CLASSIFICATION SOCIETY for the assignment by the CLASSIFICATION SOCIETY of representative(s) to the VESSEL during construction. All costs, fees, charges and arrangement incidental to classification of the VESSEL in compliance with the rules, regulations and requirements of this CONTRACT shall be for the account of the BUILDER.

(c)               The decision of the CLASSIFICATION SOCIETY as to whether the VESSEL complies with the rules, requirements and regulations of the CLASSIFICATION SOCIETY shall be final and binding upon the BUILDER and the BUYER.

4.                   NATIONALITY OF THE VESSEL

The VESSEL shall be registered by the BUYER at its own cost and expense under the laws of Marshall Islands with its home port at the time of its delivery and acceptance hereunder.

5

5.                   SUB-CONTRACTORS AND SUPPLIERS

The BUILDER shall build and outfit the VESSEL according to this CONTRACT at the SHIPYARD at Samho, Korea using mainly its own shipyard organization provided always that main hull blocks of the VESSEL, other than the bow section (including the bulbous bow) the stern blocks, upper deck unit, deck house, engine casing, funnel, T-bulkhead and L-bulkhead (including Lower Stool) and Hopper will be constructed at the SHIPYARD.

The BUILDER is, however, authorized to sub-contract part of the work to experienced third party sub-contractors in the vicinity of the SHIPYARD, provided that the BUILDER shall have first given notice in writing to the BUYER for any major sub-contract award (for the purpose of this CONTRACT an award involving consideration in excess of US$2 million or its equivalent in any other currency shall be deemed a major sub-contract) and received the BUYER’s written approval thereof which shall not be unreasonably withheld. The BUILDER shall compensate for direct cost of fuel and tolls required for BUYER’s supervision of subcontractors outside the vicinity of the SHIPYARD (defined as more than 50km from the SHIPYARD).

Without prejudice to the generality of the foregoing, the BUILDER shall remain fully liable to the BUYER for the due and complete performance of any work (or part of it) undertaken by any subcontractor as if undertaken by the BUILDER. However, the VESSEL shall always remain at the SHIPYARD unless the BUYER and the BUILDER agrees otherwise.

No sub-contract shall bind or purport to bind the BUYER, and each sub-contract shall be the responsibility of the BUILDER.

All sub-contractors howsoever employed or engaged are hereby declared and agreed to be subcontractors employed or engaged by the BUILDER and the BUILDER agrees that it is and shall remain fully responsible for and liable in respect of any sub-contractors and/or their acts or omissions and, without prejudice to the generality of the foregoing, the BUILDER shall ensure control over supervision and scheduling of the all work done by sub-contractors.

The BUYER may request in the reasonable opinion of the BUYER’S REPRESENTATIVE the BUILDER to replace any sub-contractor whose level of workmanship has been demonstrated not to meet the requirements of this CONTRACT, including the SPECIFICATIONS which request the BUILDER shall not unreasonably refuse. The BUILDER shall investigate any such request and, if found justified, take appropriate action.

(End of Article)

6

ARTICLE II : CONTRACT PRICE

The contract price of the VESSEL delivered and accepted by to the BUYER at the SHIPYARD shall be United States Dollars Ninety Four Million Four Hundred Seventy Five Thousand only (US$94,475,000) (hereinafter called the “CONTRACT PRICE”) which shall be paid plus any increases or less any decreases due to adjustment or modification, if any, as set forth in this CONTRACT. The above CONTRACT PRICE shall include payment for services in the inspection, test, survey and classification of the VESSEL which will be rendered by the CLASSIFICATION SOCIETY and shall not include the cost of the BUYER’s supplies as stipulated in Article XII.

The CONTRACT PRICE also includes all costs and expenses for supplying all necessary drawings as stipulated in the SPECIFICATIONS except those to be furnished by the BUYER for the VESSEL in accordance with the SPECIFICATIONS.

(End of Article)

7

ARTICLE III : ADJUSTMENT OF THE CONTRACT PRICE

The CONTRACT PRICE of the VESSEL shall be adjusted as hereinafter set forth in the event of the following contingencies. It is hereby understood by both parties that any adjustment of the CONTRACT PRICE as provided for in this Article is by way of liquidated damages and not by way of penalty.

1.              DELAYED DELIVERY

(a)         No adjustment shall be made and the CONTRACT PRICE shall remain unchanged for the first thirty (30) days of the delay in delivery of the VESSEL ending as of 12 o’clock midnight Korean Standard Time on the thirtieth (30th) day of delay beyond the Delivery Date calculated as provided in Article VII.1. hereof.

(b)         If delivery of the VESSEL is delayed more than thirty (30) days beyond the date upon which the delivery is due from the BUILDER under the terms of this CONTRACT, then, beginning at midnight of the thirtieth (30th) day after such due date, the CONTRACT PRICE of the VESSEL shall be reduced by U.S. Dollars Twenty Three Thousand (US$23,000) for each full day of delay.

However, unless the parties agree otherwise, the total amount of deduction from the CONTRACT PRICE shall not exceed the amount due to cover the delay of one hundred and Eighty (180) days after thirty (30) days of the delay in delivery of the VESSEL at the rate of deduction as specified hereinabove.

(c)          But, if the delay in delivery of the VESSEL continues for a period of more than two hundred and ten (210) days beyond the date upon which the delivery is due from the BUILDER under the terms of this CONTRACT then, in such event, and after such period has expired, the BUYER may, at its option, cancel this CONTRACT by serving upon the BUILDER a notice of cancellation by facsimile to be confirmed by a registered letter via airmail directed to the BUILDER at the address given in this CONTRACT, Such cancellation shall be effective as of the date the registered letter is received by the BUILDER. If the BUYER has not served the notice of cancellation after the aforementioned two hundred and ten (210) days delay in delivery, the BUILDER may demand the BUYER to make an election in accordance with Article VIII.3. hereof.

(d)         For the purpose of this Article, the delivery of the VESSEL shall be deemed to be delayed when and if the VESSEL, after taking into full account extension of the Delivery Date or permissible delays as provided in Article V, VI, VIII, XI or elsewhere in this CONTRACT, is delivered beyond the date upon which delivery would then be due under the terms of

8

this CONTRACT.

2.              INSUFFICIENT SPEED

(a)         The CONTRACT PRICE of the VESSEL shall not be affected or changed, if the actual speed, as determined by trial runs more fully described in Article VI hereof, is less than the speed required under the terms of this CONTRACT and the SPECIFICATIONS provided such deficiency in actual speed is not more than three-tenths (3/10) of a knot below the guaranteed speed.

(b)         However, as for the deficiency of more than three-tenths (3/10) of a knot in actual speed below the speed guaranteed under this CONTRACT, the CONTRACT PRICE shall be reduced by U.S. Dollars Eighty Thousand (US$80,000) for each full one-tenth (1/10) of a knot in excess of the said three-tenths (3/10) of a knot of deficiency in speed. Fractions of less than one-tenth (1/10) of a knot shall be regarded as a full one-tenth (1/10) of a knot. However, unless the parties agree otherwise, the total amount of reduction from the CONTRACT PRICE shall not exceed the amount due to cover the deficiency of one (1) full knot below the guaranteed speed at the rate of reduction as specified above.

(c)          If the deficiency in actual speed of the VESSEL is more than one (1) full knot below the speed guaranteed under this CONTRACT, then the BUYER, at its option, may, subject to the BUILDER’s right to effect alterations of corrections as provided in Article VI.5. hereof, cancel this CONTRACT or may accept the VESSEL at a reduction in the CONTRACT PRICE as above provided for one (1) full knot of deficiency only.

3.              EXCESSIVE FUEL CONSUMPTION

(a)         The CONTRACT PRICE shall not be affected or changed by reason of the fuel consumption of the VESSEL’s main engine, as determined by the engine manufacturer’s shop trial as per the SPECIFICATIONS being more than the guaranteed fuel consumption of the VESSEL’s main engine, if such excess is not more than five per cent (5%) over the guaranteed fuel consumption.

(b)         However, as for the excess of more than five per cent (5%) in the actual fuel consumption over the guaranteed fuel consumption of the VESSEL’s main engine, the CONTRACT PRICE shall be reduced by U.S. Dollars Eighty Thousand (US$80,000) for each full one per cent (1%) increase in fuel consumption in excess of the said five per cent (5%) increase in fuel consumption. Fraction of less than one per cent (1%) shall be regarded as a

9

full one percent (1%). However, unless the parties agree otherwise, the total amount of reduction from the CONTRACT PRICE shall not exceed the amount due to cover the excess of ten percent (10%) over the guaranteed fuel consumption of the VESSEL’s main engine at the rate of reduction as specified above.

(c)          If such actual fuel consumption exceeds the guaranteed fuel consumption of the VESSEL’s main engine by more than ten per cent (10%), the BUYER, at its option, may, subject to the BUILDER’s right to effect alterations or corrections as specified in Article VI. 5. hereof, cancel this CONTRACT or may accept the VESSEL at a reduction in the CONTRACT PRICE as above provided for the ten per cent (10%) increase only.

4.              DEADWEIGHT BELOW CONTRACT REQUIREMENTS

(a)         The guaranteed deadweight shall be deadweight as defined in Article I paragraph 2 hereof.

(b)         In the event that deficiency of the actual deadweight certified by the CLASSIFICATION SOCIETY as determined in accordance with the SPECIFICATION is not more than two per cent (2%) of the guaranteed deadweight, there shall be no change in CONTRACT PRICE. However, should there be a deficiency of more than two per cent (2%) (disregarding fractions of less than One (1) metric ton) the CONTRACT PRICE shall be reduced by the sum of United States Dollars Eight Hundred (US$800) for every One (1) metric ton deficiency (disregarding fractions of less than One (1) metric ton).

(c)          In the event of such deficiency in the deadweight of the VESSEL being more than three per cent (3%), the BUYER may at its option, reject the VESSEL and cancel the CONTRACT or accept the VESSEL at a reduction in the CONTRACT PRICE to be mutually agreed upon.

5.              CARGO TANKS’ CAPACITY BELOW CONTRACT REQUIREMENTS

In the event, as per the final capacity plan issued by the BUILDER and approved by the BUYER, that the actual cubic capacity of cargo tanks including slop tanks and residual oil tank of the VESSEL is less than 344,500 cubic meters then commencing with and including a decrease of 3,445 cubic meters below such cubic capacity the BUILDER shall pay to the BUYER liquidated damages for each full cubic meter (but disregarding fractions of a cubic meter) of such decreased capacity exceeding 3,445 cubic meters but not more than 6,890 cubic meters, the amount of United States Dollars Eight Hundred (US$800) per cubic meter.

10

However, unless the parties agree otherwise, and without prejudice to any other rights the BUYER may have towards any other deduction under this Contract the amount of deduction from the Contract Price under this paragraph shall not exceed the amount due to cover the deficiency of 6,890 cubic meters below the said required cubic meters hereinabove.

Provided that if the deficiency in cubic capacity of the VESSEL in such condition exceeds 6,890 cubic meters below the above cubic capacity then the BUYER shall, subject to the BUILDER’s right to effect alterations or corrections as provided in Article VI.5, be entitled to reject the VESSEL and terminate this Contract in accordance with Article VI below or to accept the VESSEL.

6.              EFFECT OF CANCELLATION

It is expressly understood and agreed by the parties hereto that in any case, if the BUYER cancels this CONTRACT under this Article, the BUYER shall not be entitled to any liquidated damages but shall be entitled to the refunding of the price as per Art. X.5.

(End of Article)

11

ARTICLE IV : INSPECTION AND APPROVAL

1.                   APPOINTMENT OF BUYER’S REPRESENTATIVE

The BUYER shall timely dispatch to and maintain at the SHIPYARD, at its own cost, expense and risk, one or more representatives (hereinafter called the “BUYER’S REPRESENTATIVE”), who shall be duly accredited in writing by the BUYER to supervise adequately the construction by the BUILDER of the VESSEL, her equipment and all accessories. Before the commencement of any item of work tinder this CONTRACT, the BUILDER shall, whenever reasonably required, previously exhibit, furnish to, and within the limits of the BUYER’S REPRESENTATIVE’s authority, secure the approval from the BUYER’S REPRESENTATIVE of any and all plans and drawings prepared in connection therewith. Upon appointment of the BUYER’S REPRESENTATIVE, the BUYER shall notify the BUILDER in writing of the name and the scope of the authority of the BUYER’S REPRESENTATIVE,

2.                   AUTHORITY OF THE BUYER’S REPRESENTATIVE

Such BUYER’S REPRESENTATIVE shall, at all times when work is being done at the SHIPYARD until delivery of the VESSEL, have the right to inspect the VESSEL, her equipment and all accessories, and work progress, or materials utilized in connection with the construction of the VESSEL, wherever such work is being done or such materials are stored, for the purpose of determining that the VESSEL, her equipment and accessories are being constructed in accordance with the terms of this CONTRACT and/or the SPECIFICATIONS and the PLAN.

The BUYER’S REPRESENTATIVE shall, within the limits of the authority conferred upon him by the BUYER, make decisions or give advice to the BUILDER on behalf of the BUYER promptly on all problems arising out of, or in connection with, the construction of the VESSEL and generally act in a reasonable manner with a view to cooperating to the utmost with the BUILDER in the construction process of the VESSEL.

The decision, approval or advice of the BUYER’S REPRESENTATIVE shall be deemed to have been given by the BUYER and once given shall not be withdrawn, revoked or modified except with consent of the BUILDER.

No act or omission of the BUYER’S REPRESENTATIVE or his assistants shall, in any way, diminish the liability of the BUILDER under Article IX (WARRANTY OF QUALITY). The BUYER’S REPRESENTATIVE shall notify the BUILDER promptly in writing of his discovery of any construction or materials, which he believes do not or will not conform to the

12

requirements of the CONTRACT and the SPECIFICATIONS or the PLAN and likewise advise and communicate with the BUILDER on all matters pertaining to the construction of the VESSEL, as may be required by the BUILDER, or as he may deem necessary.

However, if the BUYER’S REPRESENTATIVE fails to submit to the BUILDER without unreasonable delay any such demand concerning alterations or changes with respect to the construction, arrangement or outfit of the VESSEL, which the BUYER’S REPRESENTATIVE has examined, inspected or attended at the test thereof under this CONTRACT or the SPECIFICATIONS, the BUYER’S REPRESENTATIVE shall be deemed to have approved the same and shall be precluded from making any demand for alterations, changes, or complaints with respect thereto at a later date.

The BUILDER shall comply with any such demand which is not contradictory to this CONTRACT and the SPECIFICATIONS or the PLAN, provided that any and all such demands by the BUYER’S REPRESENTATIVE with regard to construction, arrangement and outfit of the VESSEL shall be submitted in writing to the authorized representative of the BUILDER. The BUILDER shall notify the BUYER’S REPRESENTATIVB of the names of the persons who are from time to time authorized by the BUILDER for this purpose.

It is agreed upon between the BUYER and the BUILDER that the modifications, alterations or changes and other measures necessary to comply with such demand may be effected at a convenient time and place at the BUILDER’s reasonable discretion in view of the construction schedule of the VESSEL.

In the event that the BUYER’S REPRESENTATIVE shall advise the BUILDER that he has discovered or believes the construction or materials do not or will not conform to the requirements of this CONTRACT and the SPECIFICATIONS or the PLAN, and the BUILDER shall not agree with the views of the BUYER’S REPRESENTATIVE in such respect, either the BUYER or the BUILDER may, with the agreement of the other party, seek an opinion of the CLASSIFICATION SOCIETY or failing such agreement, request an arbitration in accordance with the provisions of Article XIII hereof. The CLASSIFICATION SOCIETY or the arbitration tribunal, as the case may be, shall determine whether or not a nonconformity with the provisions of this CONTRACT, the SPECIFICATIONS and the PLAN exists. If the CLASSIFICATION SOCIETY or the arbitration tribunal, as the case may be, enters a determination in favour of the BUYER, then in such case the BUILDER shall make at its own cost the necessary alterations or changes, or if such alterations or changes can not be made in time to meet the construction schedule for the VESSEL, the BUILDER shall make fair and reasonable adjustment of the CONTRACT PRICE in lieu of such alterations and

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changes. If the CLASSIFICATION SOCIETY or the arbitration tribunal, as the case may be, enters a determination in favour of the BUILDER, then the time for delivery of the VESSEL shall be extended for the period of delay in construction, if any, occasioned by such proceedings, and the BUYER shall compensate the BUILDER for the proven loss and damages incurred by the BUILDER as a result of the dispute herein referred to.

Failure of BUYER’s REPRESENTATIVE’s presence at such trials and tests after such due notice has been given to him shall be deemed to be a waiver of the BUYER’s right to demand such alterations or changes after the trials and tests and inspections if such absence could not be avoided by the exercise of the BUYER’s REPRESENTATIVE’s due diligence due to an incident of force majeure nature and/or unless the BUYER’s REPRESENTATIVE gives seven (7) days advance notice of such absence, provided, however, that failure of the BUYER’s REPRESENTATIVE’s presence shall not cause a proven delay in the delivery of the VESSEL.

3.                   APPROVAL. OF DRAWINGS

(a)         The BUILDER shall submit to the BUYER three (3) copies of each of the plans and drawings to be submitted to the Buyer for its approval at its address as set forth in Article XX hereof. The BUYER shall, within twenty two (22) days including mailing time after receipt thereof, return to the BUILDER one (1) copy of such plans and drawings with the approval or comments, if any, of the BUYER. A list of the plans and drawings to be so submitted to the BUYER and the schedule of the drawings and plans submission by the BUILDER to the BUYER shall be mutually agreed upon between the parties hereto.

(b)         When and if the BUYER’S REPRESENTATIVE shall have been sent by the BUYER to the SHIPYARD in accordance with Paragraph 1 of this Article, the BUILDER may submit the remainder, if any, of the plans and drawings in the agreed list, to the BUYER’S REPRESENTATIVE for his approval, unless otherwise agreed upon between the parties hereto.

The BUYER’S REPRESENTATIVE shall, within ten (10) days after receipt thereof, return to the BUILDER one (1) copy of such plans and drawing with his approval or comments written thereon, if any. Approval by the BUYER’S REPRESENTATIVE of the plans and drawings duly submitted to him shall be deemed to be the approval by the BUYER for all purposes of this CONTRACT.

(c)          In the event that the BUYER or the BUYER’S REPRESENTATIVE shall fail to return the plans and drawings to the BUILDER within the time limit as hereinabove provided, such plans and drawings shall be deemed to have been automatically approved without any comment. In the event the plans and drawings submitted by the BUILDER to the BUYER

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or the BUYER’S REPRESENTATIVE in accordance with this Article do not meet with the BUYER’s or the BUYER’S REPRESENTATIVE’s approval, the matter may be submitted by either party hereto for determination pursuant to Article XIII hereof. If the BUYER’s comments on the plans and drawings that are returned to the BUILDER by the BUYER within the said time limit are not clearly specified or detailed, the BUILDER shall seek clarification from the BUYER prior to implementing them which clarification must be provided in writing by the BUYER within three (3) days of such request from the BUILDER. If the BUYER shall fail to provide the BUILDER with such clarification within the said time limit, then the BUILDER shall be entitled to place its own interpretation on such comments in implementing them.

4.                   SALARIES AND EXPENSES

All salaries and expenses of the BUYER’S REPRESENTATIVE or any other person or persons employed by the BUYER hereunder shall be for the BUYER’s account.

5.                   RESPONSIBILITY OF THE BUILDER

(a)              The BUILDER shall provide the BUYER’S REPRESENTATIVE and his assistants free of charge with suitably furnished office space at, or in the immediate vicinity of, the SHIPYARD together with access to telephone and facsimile facilities and appropriate internet access as may be necessary to enable the BUYER’S REPRESENTATIVE and his assistants to carry out their work under this CONTRACT. However, the BUYER shall pay for the telephone or facsimile facilities used by the BUYER’S REPRESENTATIVE or his assistants.

The BUILDER, its employees, agents and subcontractors, during its working hours until delivery of the VESSEL, shall arrange for them to have free and ready access to the VESSEL, her equipment and accessories, and to any other place (except the areas controlled for the purpose of national security) where work is being done, or materials are being processed or stored in connection with the construction of the VESSEL including the premises or subcontractors.

The BUYER’S REPRESENTATIVE or his assistants or employees shall observe the work’s rules and regulations prevailing at the BUILDER’s and its sub-contractor’s premises. The BUILDER shall promptly provide to the BUYER’S REPRESENTATIVE and/or his assistants and shall ensure that its sub-contractors shall promptly provide all such information as he or they may reasonably request in connection with the construction of the VESSEL and her engines, equipment and machinery.

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(b)              The BUYER’S REPRESENTATIVE and his assistants shall at all times remain the employees of the BUYER. The BUILDER shall not be liable to the BUYER or the BUYER’S REPRESENTATIVE or to his assistants or to the BUYER’s employees or agents for personal injuries, including death, during the time they, or any of them, are on the VESSEL, or within the premises of either the BUILDER or its sub-contractors, or are otherwise engaged in and about the construction of the VESSEL, unless, however, such personal injuries, including death, are caused by the gross negligence of the BUILDER, its sub-contractors, or its or their employees or agents. The BUILDER shall not be liable to the BUYER for damages to, or destruction of property of the BUYER or of the BUYER’S REPRESENTATIVE or his assistants of the BUYER’s employees or agents, unless such damages, loss or destruction is caused by the gross negligence of the BUILDER, its sub-contractors, or its or their employees or agents.

The BUILDER shall provide the BUYER with any assistance that the BUYER may require in obtaining work permits, visas, resident permits and other necessary documents for the BUYER’s REPRESENTATIVE and their staff.

As far as practical, the BUILDER shall endeavour not to arrange for inspection of the same type of subcontracting work in two different places on the same day - including at the SHIPYARD premises — the distance between which cannot be covered by one man in one day.

6.                   RESPONSIBILITY OF THE BUYER

The BUYER shall undertake and assure that the BUYER’S REPRESENTATIVE shall carry out his duties hereunder in accordance with the normal shipbuilding practice and in such a way so as to avoid any unnecessary and unreasonable increase in building cost, delay in the construction of the VESSEL, and/or any disturbance in the construction schedule of the BUILDER.

The BUILDER has the right to request the BUYER to replace the BUYER’s REPRESENTATIVE who is deemed unsuitable and unsatisfactory for the proper progress of the VESSEL’s construction. The BUYER shall investigate the situation by sending its representative(s) to the SHIPYARD if necessary, and if the BUYER considers that such BUILDER’s request is justified, the BUYER shall effect such replacement as soon as conveniently arrangeable.

(End of Article)

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ARTICLE V : MODIFICATIONS, CHANGES AND EXTRAS

1.                   HOW EFFECTED

Minor modifications or changes to the SPECIFICATIONS and the PLAN under which the VESSEL is to be constructed may be made at any time hereafter by written agreement of the parties hereto. Any modification or change requested by the BUYER which does not affect the frame-work of the SPECIFICATIONS shall be agreed to by the BUILDER if the BUYER agrees to adjustment of the CONTRACT PRICE, deadweight and/or cubic capacity, speed requirements, the Delivery Date and other terms and conditions of this CONTRACT reasonably required as a result of such modifications or change. The BUILDER has the right to continue construction of the VESSEL on the basis of the SPECIFICATIONS and the PLAN until the BUYER has agreed to such adjustments. The BUILDER shall be entitled to refuse to make any alteration, change or modification of the SPECIFICATIONS and/or the PLAN requested by the BUYER, if the BUYER does not agree to the aforesaid adjustments within seven (7) days of the BUILDER’s notification of the same to the BUYER, or, if, in the BUILDER’s reasonable judgment, the compliance with such request of the BUYER would cause an unreasonable disruption of the normal working schedule of the SHIPYARD.

The BUILDER, however, agrees to exert its efforts to accommodate such reasonable request by the BUYER so that the said change and modification shall be made at a reasonable cost and within the shortest period of time reasonably possible. The aforementioned agreement to modify and change the SPECIFICATIONS and the PLAN may be effected by exchange of letters or facsimiles manifesting the agreement.

The letters and facsimiles exchanged by the parties pursuant to the foregoing shall constitute an amendment to this CONTRACT and the SPECIFICATIONS or the PLAN under which the VESSEL shall be built. Upon consummation of such an agreement to modify and change the SPECIFICATIONS or the PLAN, the BUILDER shall alter the construction of the VESSEL in accordance therewith including any addition to, or deduction from, the work to be performed in connection with such construction.

2.                   SUBSTITUTION OF MATERIAL

If any materials, machinery or equipment required for the construction of the VESSEL by the SPECIFICATIONS and the PLAN or otherwise under this CONTRACT can not be procured in time to meet the BUILDER’s construction schedule for the VESSEL, or are in short supply, or are unreasonably high in price compared with the prevailing international market price, the BUILDER may supply, subject to the BUYER’s prior approval, other materials, machinery or

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ARTICLE VI : TRIALS AND COMPLETION

1.                   NOTICE

The BUILDER shall notify the BUYER in writing or by facsimile at least twenty one (21) days in advance of the time and place of the trial run of the VESSEL. Such notice shall specify the place from which the VESSEL will commence her trial run and approximate date upon which the trial run is expected to take place. Such date shall be further confirmed by the BUILDER ten (10) days in advance of the trial run by facsimile.

The BUYER’S REPRESENTATIVE, who is to witness the performance of the VESSEL during such trial run, shall be present at such place on the date specified in such notice. Should the BUYER’S REPRESENTATIVE fail to be present after the BUILDER’s due notice to the BUYER as provided above, the BUILDER shall be entitled to conduct such trial run with the presence of the representative(s) of the CLASSIFICATION SOCIETY only without the BUYER’S REPRESENTATIVE being present. In such case, the BUYER shall be obliged to accept the VESSEL on the basis of a certificate issued by the BUILDER that the VESSEL, after the trial run, subject to alterations and corrections, if necessary, has been found to conform with the SPECIFICATIONS and this CONTRACT and is satisfactory in all respects, provided the BUILDER first makes such corrections and alterations promptly.

2.                   WEATHER CONDITION

In the event of unfavourable weather on the date specified for the trial run, the trial run shall take place on the first available day that weather conditions permit. The parties hereto recognize that the weather conditions in Korean waters, in which the trial run is to take place, are such that great changes in weather may arise momentarily and without warning and therefore, it is agreed that if, during the trial run, the weather should become so unfavourable that the trial run cannot be continued, then the trial run shall be discontinued and postponed until the first favourable day next following, unless the BUYER shall assent to the acceptance of the VESSEL by notification in writing on the basis of such trial run so far made prior to such change in weather conditions. Any reasonable delay of the trial run Caused by such unfavourable weather conditions shall also operate to extend the Delivery Date of the VESSEL for the period of delay occasioned by such unfavourable weather conditions.

3.                   HOW CONDUCTED

All expenses in connection with the trials of the VESSEL are to be for the account of the BUILDER, which, during the trials, is to provide at its own expense the necessary crew to comply with conditions of safe navigation. The trials shall be conducted in the manner prescribed in this CONTRACT and the SPECIFICATIONS, and shall prove fulfillment of the performance requirements for the trials as set forth in the SPECIFICATIONS.

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The BUILDER shall be entitled to conduct preliminary sea trials, during which the propulsion plant and/or its appurtenance shall be adjusted according to the BUILDER’s judgment. The BUILDER shall have the right to repeat any trial whatsoever as it deems necessary.

4.                   CONSUMABLE STORES

The BUILDER shall load the VESSEL with the required quantity of fuel oil, lubricating oil and greases, fresh water, and other stores necessary to conduct the trials as set forth in the SPECIFICATIONS. The necessary ballast (fuel oil, fresh water and such other ballast as may be required) to bring the VESSEL to the trial load draft, as specified in the SPECIFICATIONS, shall be supplied and paid for by the BUILDER whilst lubricating oil and greases shall be supplied and paid for by the BUYER within the time advised by the BUILDER for the conduct of sea trials as well as for use before the delivery of the VESSEL to the BUYER. The fuel oil as well as lubricating oil and greases shall be in accordance with the engine specifications and the BUYER shall decide and advise the BUILDER of the supplier’s name for lubricating oil and greases at least two (2) months in advance of the keel laying of the VESSEL, provided that the supplier shall be acceptable to the BUILDER and/or the makers of all the machinery.

Any fuel oil, fresh water or other consumable stores furnished and paid for by the BUILDER for trial runs remaining on board the VESSEL, at the time of acceptance of the VESSEL by the BUYER, shall be bought by the BUYER from the BUILDER at the BUILDER’s actual net purchase price for such supply in Korea and payment by the BUYER thereof shall be made at the time of delivery of the VESSEL. The BUILDER shall pay the BUYER at the time of delivery of the VESSEL for the consumed quantity of lubricating oil and greases which were furnished and paid for by the BUYER at the BUYER’s purchase price thereof. The consumed quantity of lubricating oils and greases shall be calculated on the basis of the difference between the remaining amount, including the same remaining in the main engine, other machinery and their pipes, stern tube and the like, and the supplied amount.

5.                   ACCEPTANCE OR REJECTION

(a)         If, during any sea trial, any breakdown occurs entailing interruption or irregular performance which can be repaired on board, the trial shall be continued after such repairs and be valid in all respects. However, if such interruption or irregular performance occurs more than two times on the same items, then such item(s) should be identified by the BUILDER to the BUYER as soon as practicably possible, and inspected/corrected by the BUILDER as soon as practicably possible. In the meantime, the inspection result, which will be final or preliminary as the case may be, should be informed to the BUYER before the delivery of the VESSEL.

(b)         However, if, during or after the trial run, it becomes apparent that the VESSEL or any part of her equipment requires alterations or corrections which but for this provision would or

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might entitle the BUYER to cancel this CONTRACT, the BUILDER shall notify the BUYER promptly in writing or by facsimile to such effect and shall simultaneously advise the BUYER of the estimated additional time required for the necessary alterations or corrections to be made.

The BUYER shall, within three (3) working days of receipt from the BUILDER of notice of completion of such alterations or corrections and after such further trials or tests as necessary, notify the BUILDER in writing or by facsimile confirmed in writing of its acceptance, qualified acceptance or rejection of the VESSEL, all in accordance with the SPECIFICATIONS, the PLAN and this CONTRACT, and shall not be entitled to reject the VESSEL on such grounds until such time.

(c)          Save as above provided, the BUYER shall, within Three (3) working days after completion of the trial run, notify the BUILDER in writing or by facsimile confirmed in writing of its acceptance of the VESSEL or of the details in respect of which the VESSEL does not conform to the SPECIFICATIONS or this CONTRACT.

If the BUILDER is in agreement with the BUYER’s determinations as to non-conformity, the BUILDER shall make such alterations or changes as may be necessary to correct such non-conformity and shall prove the fulfillment of this CONTRACT and the SPECIFICATIONS by such tests or trials as may be necessary.

The BUYER shall, within three (3) working days after completion of such tests and/or trials, notify the BUILDER in writing or by facsimile confirmed in writing of its acceptance or rejection of the VESSEL.

(d)         However, the BUYER shall not be entitled to reject the VESSEL by reason of any minor or insubstantial items judged from the point of view of standard shipbuilding and shipping practice as not being in conformity with the SPECIFICATIONS, but, in that case, the BUILDER shall not be released from the obligation to correct and/or remedy such minor or insubstantial items as soon as practicable after the delivery of the VESSEL.

(e)          If requested by the BUYER, the BUILDER shall give a demonstration to the BUYER’s crew how to operate the machineries and other equipment of the VESSEL at the time of the trial run or between after trial run and before delivery in order for the BUYER’s crew to be familiarized with the said machineries and other equipment.

6.                   EFFECT OF ACCEPTANCE

The BUYER’s written facsimiled notification of acceptance delivered to the BUILDER as above provided, shall be final and binding insofar as conformity of the VESSEL with the SPECIFICATIONS is concerned and shall preclude the BUYER from refusing formal delivery of the VESSEL as hereinafter provided, if the BUILDER complies with all conditions of

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delivery, as herein set forth and provided that, in the case of qualified acceptance, any matters which were mentioned in the notice of the qualified acceptance by the BUYER as requiring correction have been corrected satisfactorily.

If the BUYER fails to notify the BUILDER of its acceptance or rejection of the VESSEL as hereinabove provided, the BUYER shall be deemed to have accepted the VESSEL. Nothing contained in this Article shall preclude the BUILDER from exercising any and all rights which the BUILDER has under this CONTRACT if the BUILDER disagrees with the BUYER’s rejection of the VESSEL or any reasons given for such rejections, including arbitration provided in Article XIII hereof.

(End of Article)

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ARTICLE VII : DELIVERY

1.                   TIME AND PLACE

The VESSEL shall be delivered by the BUILDER to the BUYER at the SHIPYARD, safely afloat on or before the 31st day of May, 2016 (hereinafter called the “DELIVERY DATE”) after completion of satisfactory trials and acceptance by the BUYER in accordance with the terms of Article VI, except that, in the event of delays in delivery of the VESSEL by the BUILDER due to causes which under the terms of this CONTRACT permit extensions of the time for delivery of the VESSEL, the aforementioned DELIVERY DATE shall be extended accordingly. If the DELIVERY DATE of the VESSEL falls between the 15th of December and 31st of December, then, the BUILDER shall, upon receiving BUYER’s such request, adjust the DELIVERY DATE of the VESSEL to the first convenient banking day of the next year.

2.                   WHEN AND HOW EFFECTED

Provided that the BUYER shall concurrently with delivery of the VESSEL release to the BUILDER the fourth instalment as set forth in Article X.2. hereof and shall have fulfilled all of its obligations provided for in this CONTRACT, delivery of the VESSEL shall be forthwith effected upon acceptance thereof by the BUYER, as hereinabove provided, by the concurrent delivery by each of the parties hereto to the other of a PROTOCOL OF DELIVERY AND ACCEPTANCE acknowledging delivery of the VESSEL by the BUILDER and acceptance thereof by the BUYER, which shall be prepared in duplicate and signed by each of the parties hereto.

3.                   DOCUMENTS TO BE DELIVERED TO THE BUYER

Upon delivery and acceptance of the VESSEL, the BUILDER shall deliver to the BUYER the following documents, which shall accompany the aforementioned PROTOCOL OF DELIVERY AND ACCEPTANCE:

(a)         PROTOCOL OF TRIALS of the VESSEL made pursuant to this CONTRACT and the SPECIFICATIONS,

(b)         PROTOCOL OF INVENTORY of the equipment of the VESSEL, including spare parts, all as specified in the SPECIFICATIONS,

(c)          PROTOCOL OF STORES OF CONSUMABLE NATURE, such as all fuel oil and fresh

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water remaining in tanks if its cost is charged to the BUYER under Article VI. 4. hereof,

(d)         DRAWING AND PLANS pertaining to the VESSEL as stipulated in the SPECIFICATIONS, which shall be furnished to the BUYER at no additional cost,

(e)          ALL CERTIFICATES required to be furnished upon delivery of the VESSEL pursuant to this CONTRACT, the SPECIFICATIONS and the customary shipbuilding practice, including

(1)                     Classification certificate for Hull and Machinery

(2)                     Cargo Ship Safety Construction Certificate

(3)                     Cargo Ship Safety Equipment Certificate

(4)                     Cargo Ship Safety Radio Certificate

(5)                     Adjustment Certificate for Magnetic Compass

(6)                     Certificate for Navigation and Signal Lights required by COLREG

(7)                     International Load Line Certificate

(8)                     International Tonnage Certificate

(9)                     I.O.P.P. Certificate

(10)              I.A.P.P. Certificate

(11)              International Sewage Pollution Prevention Certificate

(12)              Suez Canal Tonnage Certificate

(13)              Deadweight Certificate

(14)              Builder’s Certificate

(15)              Statement of Compliance for Maritime Labor Convention 2006

(16)              Test Certificates for Windlass, Anchor, Anchor Chain and Mooring Ropes

(17)              Ship Sanitation Control Exemption Certificate

(18)              International Anti-Fouling System Certificate

(19)              International Energy Efficiency Certificate

Any other certificate required by the CLASSIFICATION SOCIETY and/or other relevant regulatory bodies as specified in the SPECIFICATION and/or the PLANS

However, it is agreed by the parties that if the Classification Certificate and/or other certificates are not available at the time of delivery of the VESSEL, provisional certificates shall be accepted by the BUYER, provided that the BUILDER shall furnish the BUYER with formal certificates as promptly as possible after such formal certificates have been issued.

(f)           DECLARATION OF WARRANTY of the BUILDER that the VESSEL is delivered to the BUYER free and clear of any liens, claims, mortgages, or other encumbrances upon the BUYER’s title thereto, and in particular, that the VESSEL is absolutely free of all burdens in the nature of imposts, taxes, or charges imposed by the prefecture or country of the port of delivery, as well as of all liabilities of the BUILDER to its sub-contractors and employees and of all liabilities arising from the operation of the VESSEL in trial runs, or otherwise, prior to delivery except as otherwise provided under this Contract.

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(g)          Bill of Sale notarized by the BUILDER and legalized by the BUILDER at the BUYER’s cost, if required for registration of the VESSEL

(h)         Commercial invoice

(i)             any other documents reasonably required by the BUYER

The BUYER may require the BUILDER by giving reasonable notice, prior to delivery, to arrange for any documents listed above to be duly notarized, where practically possible.

4.                   TENDER OF THE VESSEL

If the BUYER fails to take delivery of the VESSEL after completion thereof according to this CONTRACT and the SPECIFICATIONS, the BUILDER shall have the right to tender delivery of the VESSEL after compliance with all procedural requirements as provided above.

5.                   TITLE AND RISK

Title and risk shall pass to the BUYER upon delivery and acceptance of the VESSEL being effected as stated above and the BUILDER shall be free of all responsibility or liability whatsoever related with this CONTRACT except for the warranty of quality contained in Article IX and the obligation to correct and/or remedy, as provided in Article VI. 5 (d), if any, it being expressly understood that, until such delivery is effected, the VESSEL and equipment thereof are at the entire risk of the BUILDER including but not confined to, risks of war, insurrection and seizure by Governments or Authorities, whether Korean or foreign, and whether at war or at peace. The title to the BUYER’s supplies as provided in Article XII shall remain with the BUYER and the BUILDER’s responsibility for such c supplies shall be as described in Article XII.2.

6.                   REMOVAL OF THE VESSEL

The BUYER shall take possession of the VESSEL immediately upon delivery thereof and shall remove the VESSEL from the SHIPYARD within four (4) days after delivery thereof is effected.

From the delivery of the VESSEL until the actual removal thereof from the SHIPYARD, the BUYER shall be responsible for the safety and preservation of the VESSEL in all respects, including without limitation, keeping the VESSEL insured at his own cost, and furthermore,

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the BUYER shall indemnify and hold the BUILDER free and harmless against any liability or claims including without limitation, the claims of his insurers arising out of any accident whatsoever, unless caused by the willful misconduct of the BUILDER, his employee or agent.

Port dues and other charges levied by the Korean Government Authorities after delivery of the VESSEL and any other costs related to the removal of the VESSEL shall be borne by the BUYER.

(End of Article)

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ARTICLE VIII : DELAYS AND EXTENSIONS OF TIME (FORCE MAJEURE)

1.                   CAUSES OF DELAY

If, at any time after signing this CONTRACT, either the construction or delivery of the VESSEL or any performance required hereunder as a prerequisite to the delivery thereof is delayed by any of the following events: namely war, acts of state or government, blockade, revolution, insurrections, mobilization. civil commotion, riots, strikes, sabotage, lockouts, Acts of God or the public enemy, plague or other epidemics, quarantines, shortage or prolonged failure of electric current, freight embargoes, or defects in major forgings or castings, delays or defects in the BUYER’s supplies as stipulated in Article XII, if any, or shortage of materials, machinery or equipment or inability to obtain delivery or delays in delivery of materials, machinery or equipment, provided that at the time of ordering the same could reasonably be expected by the BUILDER to be delivered in time or defects in materials, machinery or equipment which could not have been detected by the BUILDER using reasonable care or earthquakes, tidal waves, typhoons, hurricanes, prolonged or unusually severe weather conditions or destruction of the premises or works of the BUILDER or its sub-contractors, or of the VESSEL, or any part thereof, by fire, landslides, flood, lightning, explosion, or delays in the BUILDER’s other commitments resulting from any such causes as described in this Article which in turn delay the construction of the VESSEL or the BUILDER’s performance under the CONTRACT, or delays caused by the CLASSIFICATION SOCIETY due to Force Majeure or the BUYER’s faulty action or omission, or other causes beyond the control of the BUILDER, or its sub-contractors, as the case may be, provided that such causes could not be foreseen at the time of signing this CONTRACT, or for any other causes which, under the terms of this CONTRACT, authorize and permit extension of the time for delivery of the VESSEL, then in the event of delays due to the happening of any of the aforementioned contingencies, the DELIVERY DATE of the VESSEL under this CONTRACT shall be extended for a period of time which shall not exceed the total accumulated time of all such delays.

2.                   NOTICE OF DELAYS

As soon as practicably possible, but not later than fourteen (14) days after commencement of any delay on account of which the BUILDER claims that it is entitled under this CONTRACT to an extension of the DELIVERY DATE of the VESSEL, excluding delays due to arbitration, the BUILDER shall advise the BUYER in writing or by facsimile of the date such delay commenced, the reasons thereof and, if possible, its estimated duration of the probable delay in the delivery of the VESSEL, and shall supply the BUYER if reasonably available with

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evidence to justify the delay claimed. Within one (1) week after such delay ends, the BUILDER shall likewise advise the BUYER in writing or by facsimile of the date that such delay ended, and also, shall specify the period of time by which the BUILDER claims the DELIVERY DATE should be extended by reason of such delay. Failure of the BUYER to object to the BUILDER’s notification of any claim for extension of the date for delivery of the VESSEL within two (2) week after receipt by the BUYER of such notification shall be deemed to be a waiver by the BUYER of its right to object to such extension.

Failure of the BUILDER to notify the BUYER of any Force Majeure event in accordance with the above shall preclude the BUILDER from claiming Force Majeure for such event.

3.                   RIGHT TO CANCEL FOR EXCESSIVE DELAY

If the total accumulated time of all permissible and non-permissible delays, excluding delays due to (i) arbitration under Article XIII, (ii) the BUYER’s defaults under Article XI, (iii) modifications and changes under Article V or (iv) delays or defects in the BUYER’s supplies as stipulated in Article XII, aggregates three hundred (300) days or more, then, the BUYER may, at any time thereafter, cancel this CONTRACT by giving a written notice of cancellation to the BUILDER. Such cancellation shall be effective as of the date the notice thereof is received by the BUILDER.

If the BUYER has not served the notice of cancellation as provided in the above or Article III. 1. hereof, the BUILDER may, at any time after expiration of the accumulated time of the delay in delivery, either three hundred (300) days in case of the delay in this Paragraph or two hundred and ten (210) days in case of the delay in Article III. 1, notify the BUYER of the future date upon which the BUILDER estimates the VESSEL will be ready for delivery and demand in writing or by facsimile that the BUYER make an election either to cancel this CONTRACT or to consent to the delivery of the VESSEL at such future date, in which case the BUYER shall, within seven (7) days after receipt of such demand, make and notify the BUILDER of such election. If the BUYER elects to consent to the delivery of the VESSEL at such future date (or other future date as the parties may agree):

(a)         Such future date shall become the contractual delivery date for the purposes of this CONTRACT and shall be subject to extension by reason of permissible delays as herein provided, and

27

(b)         If the VESSEL is not delivered by such revised contractual delivery date (as extended by reason of permissible delays), the BUYER shall have the same right of cancellation upon the same terms as provided in the above and Article III. 1.

If the BUYER shall not make an election within seven (7) days as provided hereinabove, the BUYER shall be deemed to have accepted such extension of the DELIVERY DATE to the future delivery date indicated by the BUILDER.

4.                   DEFINITION OF PERMISSIBLE DELAYS

Delays on account of the foregoing causes shall be understood to be permissible delays, and are to be distinguished from non-permissible unauthorized delays on account of which the CONTRACT PRICE of the VESSEL is subject to adjustment as provided in Article III hereof.

(End of Article)

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ARTICLE IX : WARRANTY OF QUALITY

1.                   GUARANTEE OF MATERIAL AND WORKMANSHIP

The BUILDER, for the period of twelve (12) months from the date of delivery and acceptanceof the VESSEL to the BUYER, guarantees the VESSEL and all parts and equipment thereof that are designed, manufactured, installed or furnished by the BUILDER and its sub contractors under this CONTRACT against all defects which are directly due to defective design, materials, installation, construction miscalculation and/or poor workmanship, provided such defects have not been caused by perils of the sea, rivers or navigation, or by normal wear and tear, overloading, improper loading or stowage, external corrosion of the materials normally expected, fire, accident, incompetence, mismanagement, negligence or willful neglect or by alteration or addition by the BUYER not previously approved by the BUILDER.

The BUILDER will be responsible for all machinery or parts of machinery and all constructions which are supplied by sub-contractors and will guarantee the above mentioned for a period of twelve (12) months on the basis as laid down in this Paragraph.

Notwithstanding the above, in the event that within the guarantee period of twelve (12) months any remedies are carried out or replacements are provided by the BUILDER and/or its subcontractors, the guarantee period in respect to such repairs or replacements shall be extended for the period of twelve (12) months from the date upon which the same are carried out, provided that the total accumulated period of guarantee shall not exceed eighteen (18) months from the date of delivery of the VESSEL.

2.                   NOTICE OF DEFECTS

The BUYER or its duly authorized representative will notify the BUILDER in writing or by facsimile promptly after discovery of any defect for which a claim is to be made under this guarantee.

The BUYER’s written notice shall include full particulars as to the nature of the defect and the extent of the damage caused thereby, but excluding consequential damage as hereinafter provided. The BUILDER will be under no obligation with respect to this guarantee in respect of any claim for defects discovered prior to the expiry date of the guarantee, unless notice of such defects is received by the BUILDER before the expiry date. However, facsimile advice received by the BUILDER within seven (7) days after such expiry date that a claim is forthcoming will be sufficient compliance with the requirement as to time, provided that such

29

facsimile advice shall include at least a brief description of the defect including the identity of the equipment, extent of damage, name and number of any replacement part and description of any remedial work required, and that full particulars are given to the BUILDER not later than fifteen (15) days after the expiry date.

3.                   REMEDY OF DEFECTS

(a)         The BUILDER shall remedy, at its expense, any defects, against which the VESSEL is guaranteed under this Article, by making all necessary and reasonably practicable repairs or replacements at the SHIPYARD or elsewhere as provided for in (b) hereinbelow.

In such case, the VESSEL shall be taken at the BUYER’s cost and responsibility to the place selected, ready in all respects for such repairs or replacements and in any event, the BUILDER shall not be responsible for towage, dockage, wharfage, port charges and anything else incurred for the BUYER’s getting and keeping the VESSEL ready for such repairing or replacing.

(b)         However, if it is impractical (which shall include, but not be limited to, an emergency) to bring the VESSEL to the SHIPYARD, the BUYER may cause the necessary repairs or replacements to be made elsewhere which is deemed by the BUYER with the consent of the BUILDER which shall not be unreasonably withheld, to be suitable for the purpose, provided that, in such event, the BUILDER may forward or supply replacement parts or materials to the VESSEL under the terms described in (c) hereinbelow, unless forwarding or supplying thereof to the VESSEL would impair or delay the operation or working schedule of the VESSEL. In the event that the BUYER proposes to cause the necessary repairs or replacements to be made to the VESSEL at any shipyard or works other than the SHIPYARD, the BUYER shall first (but in all events as soon as reasonably possible) give the BUILDER notice in writing or by facsimile of the time and place such repairs will be made, and if the VESSEL is not thereby delayed, or her operation or working schedule is not thereby impaired, the BUILDER shall have the right to verify by its own representative(s) the nature and extent of the defects complained of. The BUILDER shall, in such case, promptly advise the BUYER by facsimile, after such examination has been completed, of its acceptance or rejection of the defects as ones that are covered by the guarantee herein provided. Upon the BUILDER’s acceptance of the defects as justifying remedy under this Article, or upon award of the arbitration so determining, the BUILDER shall compensate the BUYER an amount equal to the reasonable cost of making the same repairs or replacements which shall not exceed the average cost of making same repairs or replacements at a reputable European repair yard, a reputable Singapore repair yard and a

30

reputable Chinese repair yard. The repair yards for the reference of BUILDER’s compensation shall be chosen by the BUYER subject to the BUILDER’s prior written consent which shall not be unreasonably withheld.

(c)          In the event that it is necessary for the BUILDER to forward a replacement for a defective part under this guarantee, replacement parts shall be shipped to the BUYER under the terms of C.I.F. port of the country where they are to be purchased.

(d)         The BUILDER reserves the option to retrieve, at the BUILDER’s cost, any of the replaced equipment/parts in case defects are remedied in accordance with the provisions in this Article.

(e)          Any dispute under this Article shall be referred to arbitration in accordance with the provisions of Article XIII hereof.

4.                   EXTENT OF THE BUILDER’S LIABILITY

(a)         After delivery of the VESSEL the responsibility of the BUILDER in respect of and/or in connection with the VESSEL and/or this CONTRACT shall be limited to the extent expressly provided in this Article. Except as expressly provided in this Article, in no circumstances and on no ground whatsoever shall the BUILDER have any responsibility or liability whatsoever or howsoever arising in respect of or in connection with the VESSEL or this CONTRACT after the delivery of the VESSEL. Further, but without in any way limiting the generality of this Article, the BUILDER shall have no liability or responsibility whatsoever or howsoever arising for or in connection with any pecuniary loss or expense, any liability to any third party or any fine, compensation, penalty or other payment or sanction incurred by or imposed upon the BUYER or any other party whatsoever in relation to or in connection with this CONTRACT or the VESSEL.

(b)         The BUILDER shall be under no obligation with respect to defects discovered after the expiration of the period of guarantee specified above, nor in any event shall the BUILDER be liable for any worsening of defects after the expiry date of the guarantee.

(c)          The BUILDER shall under no circumstances be liable for defects in the VESSEL or any part of equipment thereof caused by perils of the sea, rivers or navigation, or normal wear and tear, or fire or accidents at sea or elsewhere or by mismanagement,

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accident, negligence, willful neglect, alteration or addition on the part of the BUYER, its employees or agents on or doing work on the VESSEL, including the VESSEL’s officers, crew and passengers. Likewise, the BUILDER shall not be liable for defects in the VESSEL or any part of equipment thereof that are due to repairs which were made by other than the BUILDER at the discretion of the BUYER as hereinabove provided.

(d)         The liability of the BUILDER provided for in this Article shall be limited to defects directly caused by defective materials, design, construction miscalculation and/or poor workmanship as above provided. The BUILDER shall not be obliged to repair, not be liable for, damage to the VESSEL or any part of the equipment thereof, which after delivery of the VESSEL, is caused other than by the defects of the nature specified above. The guarantees contained as hereinabove in this Article replace and exclude any other liability, guarantee, warranty and/or condition imposed or implied by statute, common law, custom or otherwise on the part of the BUILDER by reason of the construction and sale of the VESSEL for and to the BUYER.

(End of Article)

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ARTICLE X : PAYMENT

1.                   CURRENCY

All payments under this CONTRACT shall he made in United States Dollars.

2.                   TERMS OF PAYMENT

The payments of the CONTRACT PRICE shall be made as follows.

(a)    First Instalment

United States Dollars Nine Million Four Hundred Forty Seven Thousand Five Hundred only (US$9,447,500) shall be paid within five (5) business days after receipt by the BUYER’s Bank of the Refund Guarantee in the form of the authenticated bank cable (SWIFT) in accordance with this Article.

Under this CONTRACT, in counting the business days, only Saturdays and Sundays are excepted. When a due date falls on a day when banks are not open for business in New York, Seoul, the Netherlands or Monaco such due date shall fall due upon the first business day next following.

(b)    Second Instalment

United States Dollars Nine Million Four Hundred Forty Seven Thousand Five Hundred only (US$9,447,500) shall be paid within six (6) months after signing this CONTRACT.

(c)     Third Instalment

United States Dollars Eighteen Million Eight Hundred Ninety Five Thousand only (US$18,895,000) shall be paid within five (5) business days of receipt by the BUYER of a facsimiled notice from the BUILDER together with a Certificate issued by the CLASSIFICATION SOCIETY confirming that steel cutting has commenced, it being understood that in no eventuality shall this instalment become due earlier than 11 months prior to the DELIVERY DATE in Article VII herein.

(d)    Fourth Instalment

United States Dollars Fifty Six Million Six Hundred Eighty Five Thousand only

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(US$56,685,000) plus or minus any increase or decrease due to modifications and/or adjustment, if any, arising prior to delivery of the VESSEL of the CONTRACT PRICE under Articles III and V of this CONTRACT shall be paid to the BUILDER concurrently with the delivery of the VESSEL. (The date stipulated for payment of each of the four instalments mentioned above is hereinafter in this Article and in Article XI referred to as the “DUE DATE” of that instalment).

It is understood and agreed upon by the BUILDER and the BUYER that no payments under the provisions of this Article shall be delayed or withheld by the BUYER due to any dispute or disagreement of whatsoever nature arising between the BUILDER and the BUYER. Should there be any dispute in this connection, the matter shall be dealt with in accordance with the provisions of arbitration in Article XIII hereof. It is understood that any expenses for receiving such payment shall be for the account of the BUILDER.

3.                   DEMAND FOR PAYMENT

At least fourteen (14) days prior, to the date of each event provided in Paragraph 2 of this Article on which any payment shall fall due hereunder, with the exception of the payment of the first and second instalments, the BUILDER shall notify the BUYER by facsimile of the date such payment shall become due.

The BUYER shall immediately acknowledge receipt of such notification by facsimile to the BUILDER, and make payment as set forth in this Article. If the BUILDER fails to receive the BUYER’s said acknowledgement within three (3) days after sending the aforementioned notification, the BUILDER shall promptly facsimile to the BUYER a second notification of similar import. The BUYER shall immediately acknowledge by facsimile receipt of the foregoing second notification regardless of whether or not the first notification was acknowledged as aforesaid.

4.                   METHOD OF PAYMENT

(a)         All the pre-delivery payments and the payment due on delivery in settlement of the CONTRACT PRICE as provided for in Paragraph 2 of this Article shall be made in U.S. Dollars on or before the DUE DATE thereof by telegraphic transfer as follows ;

(i)                                     The payment of the first, second and third instalments shall be made to the account of the Shinhan Bank, Korea (hereinafter called “SHINHAN BANK”), Account No. 001-1-544541 at the JP Morgan Chase Bank, New York, USA(hereinafter called the “JPM”) in favour of the BUILDER under advice by

34

telefax or telex, including swift, to the SHINHAN BANK, Korea by the remitting Bank.

(ii)                                  The fourth instalment as provided for in Paragraph 2.(d) of this Article shall be deposited at the account of the SHINHAN BANK, Account No. 001-1-544541 at the JPM in favour of the BUILDER at least two (2) business days prior to the scheduled delivery date of the VESSEL notified by the BUILDER, with instructions that the said instalment is payable to the BUILDER against presentation by the BUILDER to the SHINHAN BANK of a copy of the original PROTOCOL OF DELIVERY AND ACCEPTANCE of the VESSEL signed by the BUILDER and the BUYER.

If the delivery of the VESSEL is not effected within fifteen (15) days after the scheduled delivery date, the BUYER shall have the right to withdraw the said deposit plus accrued interest (if any) upon the expiry date. However when the newly scheduled delivery date is notified to the BUYER by the BUILDER, the BUYER shall make the cash deposit in accordance with the same terms and conditions as set out above.

(b)         Simultaneously with each of such payments, the BUYER shall advise the BUILDER of the details of the payments by facsimile and at the same time, the BUYER shall cause the BUYER’s remitting Bank to advise the SHINHAN BANK of the details of such payments by authenticated bank cable or telex.

5.                   REFUND BY THE BUILDER

The payments made by the BUYER to the BUILDER prior to delivery of the VESSEL shall constitute advances to the BUILDER. If the VESSEL is rejected by the BUYER in accordance with the terms of this CONTRACT or, except in the case of cancellation of this CONTRACT by the BUILDER under the provisions of Article XI hereof, if the BUYER terminates, cancels or rescinds this CONTRACT pursuant to any of the provisions of this CONTRACT specifically permitting the BUYER to do so, the BUILDER shall forthwith refund to the BUYER, in U.S. Dollars, the full amount of total sums paid by the BUYER to the BUILDER in advance of delivery together with interest thereon as herein provided.

The transfer and other bank charges of such refund shall be for the BUILDER’s account. The interest rate of the refund, as above provided, shall be six per cent (6%) per annum from the date following the date of receipt by the BUILDER of the pre-delivery instalment(s) to the date of remittance by telegraphic transfer of such refund, provided, however, that if the cancellation of this CONTRACT by the BUYER is based upon delays due to Force Majeure or

35

other causes beyond the control of the BUILDER as provided for in Article VIII hereof, then in such event, the interest rate of refund shall be reduced to four per cent (4%) per annum.

It is hereby understood by both parties that payment of any interest provided herein is by way of liquidated damages due to cancellation of this CONTRACT and not by way of compensation for use of money.

If, the BUILDER is required to refund to the BUYER the instalments paid by the BUYER to the BUILDER as provided in this Paragraph, the BUILDER shall return to the BUYER all of the BUYER’s supplies as stipulated in Article XII which were not incorporated into the VESSEL and pay to the BUYER an amount equal to the cost to the BUYER of those supplies incorporated into the VESSEL.

6.                   TOTAL LOSS

If there is a total loss or a constructive total loss of the VESSEL prior to delivery thereof, the BUILDER shall proceed according to the mutual agreement of the parties hereto either:

(a)         to build another vessel in place of the VESSEL so lost and deliver it under this CONTRACT to the BUYER, provided that the parties hereto shall have agreed in writing to a reasonable price and time for the construction of such vessel in place of the lost VESSEL; or

(b)         to refund to the BUYER the full amount of the total sums paid by the BUYER to the BUILDER under the provisions of Paragraph 2 of this Article together with interest thereon at the rate of six per cent (6%) per annum from the date following the date of receipt by the BUILDER of such pre-delivery instalment(s) to the date of payment by the BUILDER to the BUYER of the refund.

If the parties hereto fail to reach such agreement within two (2) months after the VESSEL is determined to be a total loss or constructive total loss, the provisions of (b) hereinabove shall be applied and the BUILDER shall make such refund to the BUYER within ten (10) business days of such date.

7.                   DISCHARGE OF OBLIGATIONS

Such refund as provided in the foregoing Paragraphs 5 and 6 by the BUILDER to the BUYER shall forthwith discharge all the obligations, duties and liabilities of each of the parties hereto to the other(other than any obligations of the BUYER in respect of facilities afforded to the

36

BUYER’S REPRESENTATIVE) under this CONTRACT. Any and all refunds or payments due to the BUYER under this CONTRACT shall be made by telegraphic transfer to the account specified by the BUYER.

8.                   REFUND GUARANTEE

As a condition precedent to the payment of the first intsalment, the BUILDER shall furnish the BUYER with an assignable letter of refundment guarantee issued by the SHINHAN BANK for the refund of all the pre-delivery instalments plus interest as aforesaid to the BUYER under or pursuant to Paragraph 5 above in the substantially similar form and tenor as annexed hereto as Exhibit “A”.

All expenses in issuing and maintaining the letter of guarantee described in this Paragraph shall be borne by the BUILDER.

9.                   PERFORMANCE GUARANTEE

Before signing the CONTRACT, the BUYER shall provide the BUILDER with an irrevocable Letter of Guarantee issued by Scorpio Tankers Inc for the due and faithful performance by the BUYER of all its obligations under the CONTRACT including, but not limited to, the payment of the CONTRACT PRICE and taking delivery of the VESSEL in the form as annexed hereto as Exhibit “B”.

(End of Article)

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ARTICLE XI : BUYER’S DEFAULT

1.                   DEFINITION OF DEFAULT

The BUYER shall be deemed to be in default under this CONTRACT in the following cases:

(a)         If the first, second or third instalment is not paid to the BUILDER within respective DUE DATE of such instalments; or

(b)         If the fourth instalment is not deposited in accordance with Article X.4.(a)(ii) hereof or if the said fourth instalment deposit is not released to the BUILDER against presentation by the BUILDER of a copy of the original PROTOCOL OF DELIVERY AND ACCEPTANCE; or

(c)          If the BUYER fails to take delivery of the VESSEL when the VESSEL is duly tendered for delivery by the BUILDER under the provisions of Article VII hereof; or

(d)         If an order or an effective resolution shall be passed for winding up of the BUYER (except for the purpose of reorganization, merger or amalgamation).

In case the BUYER is in default as defined in this Article XI.1, the BUILDER is entitled to and shall have the following rights, powers and remedies in addition to such other rights, powers and remedies as the BUILDER may have elsewhere in this CONTRACT.

2.                   EFFECT OF THE BUYER’S DEFAULT ON OR BEFORE THE DELIVERY OF THE VESSEL

If the BUYER shall be in default as provided in Paragraph 1 above of its obligations under this CONTRACT, then;

(a)    The DELIVERY DATE of the VESSEL shall be extended automatically for the actual period of such default and the BUILDER shall not be obliged to pay any liquidated damages for the delay in delivery of the VESSEL caused thereby.

(b)    The BUYER shall pay to the BUILDER interest at the rate of six per cent (6%) per annum in respect of the instalment(s) in default from the respective DUE DATE to the date of actual receipt by the BUILDER of the full amount of such instalment(s).

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(c)     If the BUYER is in default in payment of any of the instalment(s) due and payable prior to or simultaneously with the delivery of the VESSEL, the BUILDER shall, in writing or by facsimile, notify the BUYER to that effect, and the BUYER shall, upon receipt of such notification, forthwith acknowledge in writing or by facsimile to the BUILDER that such notification has been received.

(d)    If any of the BUYER’s default continues for a period often (10) days after the BUILDER’s notification to the BUYER of such default, the BUILDER may, at its option, rescind this CONTRACT by serving upon the BUYER a written notice or facsimile notice of rescission confirmed in writing.

(e)     In the event of such cancellation by the BUILDER of this CONTRACT due to the BUYER’s default as provided for in paragraph 1 above, the BUILDER shall be entitled to retain and apply the instalments already paid by the BUYER to the recovery of the BUILDER’s loss and damage including, but not being limited to, reasonable estimated profit due to the BUYER’s default and the cancellation of this CONTRACT and at the same time the BUILDER shall have the full right and power either to complete or not to complete the VESSEL which is the sole property of the BUILDER as it deems fit, and to sell the VESSEL at a public or private sale on such terms and conditions as the BUILDER thinks fit without being answerable for any loss or damage but must take reasonable precautions to obtain the true market value of the VESSEL.

The proceeds received by the BUILDER from the sale shall be applied in addition to the instalment(s) retained by the BUILDER as mentioned hereinabove as follows:

First, in payment of all reasonable costs and expenses of the sale of the VESSEL, including interest thereon at six per cent (6%) per annum from the respective date of payment of such costs and expenses aforesaid to the date of sale on account of the BUYER’s default.

Second, if the VESSEL has been completed, in or towards satisfaction of the unpaid balance of the CONTRACT PRICE, to which shall be added the cost of all additional work and extras agreed by the BUYER including interest thereon at six per cent (6%) per annum from the respective DUE DATE of the instalment in default to the date of sale, or if the VESSEL has hot been completed, in or towards satisfaction of the unpaid amount of the cost incurred by the BUILDER prior to the date of sale on account of construction of the VESSEL, including work, labour, materials and reasonably estimated profit which the BUILDER would have been entitled to receive if the VESSEL had been completed

39

and delivered plus interest thereon at six per cent (6%) per annum from the respective DUE DATE of the instalment in default to the date of sale.

Third, the balance of the proceeds, if any, shall belong to the BUYER, and shall forthwith be paid over to the BUYER by the BUILDER.

In the event of the proceeds from the sale together with instalment(s) retained by the BUILDER being insufficient to pay the BUILDER, the BUYER shall be liable for the deficiency and shall pay the same to the BUILDER upon its demand.

3.                   DEFAULT BY THE BUILDER

The BUILDER shall be deemed to be in default under this CONTRACT;

(i)             If the BUILDER shall apply for or consent to the appointment of a receiver, trustee or liquidator, shall be adjudicated insolvent, shall apply to the courts for protection from its creditors, file a voluntary petition in bankruptcy or take advantage of any insolvency law, or any action shall be taken by the BUILDER having an effect similar to any of the foregoing or the equivalent thereof in any jurisdiction, or the BUILDER shall be unable to pay its debts as they fall due and following the occurrence of any of the foregoing events and for as long as they are continuing, there has been then a delay of more than fifty (50) days in the commencement of steel cutting or the completion of keel laying or launching after the due date as specified in the construction schedule agreed by the BUYER.

(ii)          If the BUILDER, without reasonable excuse, delays in the commencement or progress of the construction of the VESSEL for a period of one hundred (100) days or more and the BUILDER has not rectified the same within fourteen (14) days of being notified by the BUYER of such delay.

(iii)      If the refund guarantee is not issued within thirty (30) days from the date of this CONTRACT.

In the event of such BUILDER’s default the BUYER may then cancel this CONTRACT by promptly notifying the BUILDER in writing but not later than two (2) weeks from the date the BUYER becomes aware of the BUILDER’s default. Such cancellation is to be effective as of the date when such notice of cancellation is received by the BUILDER.

(End of Article)

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ARTICLE XII : BUYER’S SUPPLIES

1.                   RESPONSIBILITY OF THE BUYER

The BUYER shall, at its cost and expense, supply all the BUYER’s supplies mentioned in the SPECIFICATIONS, if any, (hereinafter called the “BUYER’S SUPPLIES”), to the BUILDER at the SHIPYARD in perfect condition ready for installation and in accordance with the time schedule to be furnished by the BUILDER to meet the building schedule of the VESSEL.

In order to facilitate the installation of the BUYER’S SUPPLIES by the BUILDER, the BUYER shall furnish the BUILDER with the necessary plans, instruction books, test report and all test certificates required by the BUILDER and shall cause the representative(s) of the makers of the BUYER’S SUPPLIES to give the BUILDER any advice, instructions or assistance which the BUILDER may reasonably require in the installation or adjustment thereof at the SHIPYARD, all without cost or expense to the BUILDER.

The BUYER shall be liable for any expense incurred by the BUILDER for repair of the BUYER’S SUPPLIES due to defective design of materials, poor workmanship or performance or due to damage in transit and the DELIVERY DATE of the VESSEL shall be extended for the period of such repair if such repair shall affect the delivery of the VESSEL.

Commissioning into good order of the BUYER’S SUPPLIES during and after installation on board shall be made at the BUYER’s expense by the representative of respective maker of the person designated by the BUYER in accordance with the BUILDER’s building schedule.

Should the BUYER fail to deliver to the BUILDER the BUYER’S SUPPLIES and the necessary document or advice for such supplies within the time specified by the BUILDER, the DELIVERY DATE of the VESSEL shall automatically be extended for the period of such delay if such delay in delivery shall affect the delivery of the VESSEL. In such event, the BUYER shall pay to the BUILDER all losses and damages sustained by the BUILDER due to such delay in the delivery of the BUYER’S SUPPLIES and such payment shall be made upon delivery of the VESSEL, provided, however, that the BUILDER shall have:

(a)         furnished the BUYER with the time schedule referred to above, two (2) months prior to installation of the BUYER’S SUPPLIES and

(b)         given the BUYER written notice of any delay in delivery of the BUYER’S SUPPLIES and the necessary document or advice for such supplies as soon as the delay occurs which might give rise to a claim by the BUILDER under this Paragraph.

Furthermore, if the delay in delivery of the BUYER’S SUPPLIES and the necessary document or advice for such supplies should exceed ten (10) days from the date specified by the

41

BUILDER, the BUILDER shall be entitled to proceed with construction of the VESSEL without installation of such items (regardless of their nature or importance to the BUYER or the VESSEL) in or on the VESSEL without prejudice to the BUILDER’s right hereinabove provided, and the BUYER shall accept the VESSEL so completed.

2.                   RESPONSIBILITY OF THE BUILDER

The BUILDER shall be responsible for storing, safekeeping against weather and theft and handling the BUYER’S SUPPLIES, if any, which the BUILDER is required to install on board the VESSEL after delivery of such supplies to the SHIPYARD, and shall install such supplies on board the VESSEL at the BUILDER’s expense.

The BUILDER shall not be responsible for the quality, performance or efficiency of any equipment included in the BUYER’S SUPPLIES and is under no obligation with respect to the guarantee of such equipment against any defects caused by poor quality, performance or efficiency of the BUYER’S SUPPLIES. If any of the BUYER’S SUPPLIES is lost or damaged while in the custody of the BUILDER, the BUILDER shall, if the loss or damage is due to willful default or negligence on its part, be responsible for direct repair or correction.

(End of Article)

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ARTICLE XIII : ARBITRATION

1.                   DECISION BY THE CLASSIFICATION SOCIETY:

If any dispute arises between the parties hereto in regard to the design and/or construction of the VESSEL, its machinery and equipment, and/or in respect of the materials and/or workmanship thereof and/or thereon, and/or in respect of interpretations of this CONTRACT or the SPECIFICATIONS, the parties may by mutual agreement refer the dispute to the CLASSIFICATION SOCIETY or to such other expert as may be mutually agreed between the parties hereto, and whose decision shall be final, conclusive and binding upon the parties hereto.

2.                   LAWS APPLICABLE

Any arbitration arising hereunder shall be governed by and conducted in accordance with the Arbitration Act 1996 of England or any statutory modification or re-enactments thereof for the time being in force. The award of the arbitrator shall be final and binding upon parties hereto.

3.                   PROCEEDINGS OF ARBITRATION:

In the event that the parties hereto do not agree to settle a dispute according to Paragraph 1 of this Article and/or in the event of any other dispute of any kind whatsoever between the parties and relating to this CONTRACT or its rescission or any stipulation herein, such dispute shall be submitted to arbitration in London. The proceedings of any arbitration shall be governed by the rules of the London Maritime Arbitrators Association. The parties shall try to agree a single arbitrator to conduct the arbitration.

If the parties cannot agree upon the appointment of the single arbitrator within two (2) weeks after one of the parties has given notice to the other party notifying that the other party to refer the dispute to arbitration, the dispute shall be settled by three arbitrators, each party appointing one arbitrator, the third being appointed by the London Maritime Arbitrators Association. If either of the appointed arbitrators refuses or is incapable of acting, the party who appointed him shall appoint a new arbitrator in his place.

If one party fails to appoint an arbitrator - either originally or by way of substitution - for two (2) weeks after the other party having appointed its arbitrator, has served the party making default with notice to make the appointment, the London Maritime Arbitrators

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Association shall, after application from the party having appointed its arbitrator, also appoint an arbitrator on behalf of the party making default. The award of the arbitration made by the sole arbitrator or by the majority of the three arbitrators as the case may be shall be final, conclusive and binding upon the parties hereto.

4.                   NOTICE OF AWARD:

The award shall immediately upon receipt be given to the BUYER and the BUILDER by telefax.

5.                   EXPENSES:

The Arbitrator or the Arbitration Board shall determine which party shall bear the expenses of the arbitration or the portion of such expenses which each party shall bear.

6.                   ENTRY IN COURT:

In case of failure by either party to respect the award of the arbitration, the judgment may be entered in any proper court having jurisdiction thereof.

7.                   ALTERATION OF DELIVERY DATE:

In the event of reference to arbitration of any dispute arising out of matters occurring prior to delivery of the VESSEL, the award may include any postponement of the DELIVERY DATE which the Arbitrator or the Arbitration Board may deem appropriate.

(End of Article)

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ARTICLE XIV : SUCCESSORS AND ASSIGNS

The BUILDER agrees that at any time prior to delivery of the VESSEL, this CONTRACT may, with the prior written approval of the BUILDER, which the BUILDER shall not unreasonably withhold, be transferred by the BUYER to (and the title thereof may be taken by) another company.

Further, the BUYER may assign its rights (but not its obligations) under this CONTRACT to a first class financial institution in order for the BUYER to obtain finance from such financial institution with prior notification to the BUILDER and its acknowledgement of receipt thereof.

In the event of any assignment by the BUYER pursuant to the terms of this CONTRACT the assignee (and the assignee’s successors and assigns) shall succeed to all the rights of the BUYER under this CONTRACT. However, the BUYER shall remain responsible for performance of all the BUYER’s obligations, liabilities and responsibilities under this CONTRACT.

It is understood that any expenses or changes incurred in connection with the transfer/ assignment of this CONTRACT by the BUYER shall be for the account of the BUYER.

The BUILDER shall have the right to assign its rights (but not its obligations) under this CONTRACT at any time after the effective date hereof, provided that prior written agreements is obtained from the BUYER.

(End of Article)

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ARTICLE XV : TAXES AND DUTIES

1.                   TAXES

Unless otherwise expressly provided for in this CONTRACT, all costs and taxes including stamp duties, if any, incurred in or levied by any country except Korea in connection with this CONTRACT shall be borne by the BUYER and corresponding costs and taxes in Korea, before delivery of the VESSEL, if any, shall be borne by the BUILDER.

2.                   DUTIES

The BUILDER shall hold the BUYER harmless from any payment of duty imposed in Korea upon materials or supplies which, under the terms of this CONTRACT, or amendments thereto, may be supplied by the BUYER from abroad for the construction of the VESSEL.

The BUILDER shall likewise hold the BUYER harmless from any payment of duty imposed in Korea in connection with materials or supplies for operation of the VESSEL, including running stores, provisions and supplies necessary to stock the VESSEL for its operation. This indemnity does not, however, extend to any items purchased by the BUYER for use in connection with the VESSEL which are not absolutely required for the construction or operation of the VESSEL.

(End of Article)

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ARTICLE XVI : PATENTS, TRADEMARKS AND COPYRIGHTS

1.                   PATENTS, TRADEMARKS AND COPYRIGHTS

Machinery and equipment of the VESSEL, whether made or furnished by the BUILDER under this CONTRACT, may bear the patent numbers, trademarks, or trade names of the manufacturers. The BUILDER shall defend and save harmless the BUYER from all liabilities or claims for or on account of the use of any patents, copyrights or design of any nature or kind, or for the infringement thereof including any unpatented invention made or used in the performance of this CONTRACT and also for any costs and expenses of litigation, if any in connection therewith. No such liability or responsibility shall be with the BUILDER with regard to components and/or equipment and/or design supplied by the BUYER.

Nothing contained herein shall be construed as transferring any patent or trademark rights or copyrights in equipment covered by this CONTRACT, and all such rights are hereby expressly reserved to the true and lawful owners thereof.

2.                   RIGHTS TO THE SPECIFICATIONS, PLANS, ETC.

The BUILDER retains all rights with respect to the SPECIFICATIONS, plans and working drawings, technical descriptions, calculations, test results and other data, information and documents concerning the design and construction of the VESSEL and the BUYER undertakes therefore not to disclose the same or divulge any information contained therein to any third parties, without the prior written consent of the BUILDER, excepting where it is necessary for usual operation, repair and maintenance of the VESSEL.

In case the BUYER requests the prior written consent of the BUILDER as set out in the above paragraph, the BUYER shall provide the BUILDER with a written undertaking from the recipient stating that (1) he acknowledge and shall observe the foregoing terms concerning the BUILDER’s right to confidential information and (2) any confidential information furnished in tangible form shall not be duplicated by recipient except for the purpose of the job specifically assigned to him. (3) Upon the completion of his job requiring reference to the confidential information, recipient shall return to the BUYER at his option or otherwise destroy all the confidential information received in written or tangible form including copies or reproductions or other media containing such confidential information. (4) Any documents or other media developed by the recipient containing confidential information shall be destroyed by the recipient.

(End of Article)

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ARTICLE XVII : COMPLIANCE AND ANTI-BRIBERY

1.                   REPRESENTATIONS OF THE PARTIES

During the term of this CONTRACT, each party certifies and represents as follows:

(a)         It will comply with the laws of any jurisdiction applicable to such party as it relates to this CONTRACT, including but not limited to any applicable anti-corruption and anti-bribery laws, also including, without limitation, the United States Foreign Corrupt Practices Act (“US FCPA”), the UK Bribery Act 2010 (“UK Bribery Act”) and the anti-bribery or anti-corruption laws of South Korea as such laws may be amended from time to time.

(b)         In connection with this CONTRACT, it has not and will not make any payments or gifts or provide other advantages, or any offers or promises of payments or gifts or other advantages of any kind, directly or indirectly, to:

a.             any person or entity with the intention of obtaining or retaining a business advantage for itself or the other party to this CONTRACT;

b.             any official or member of any government or any agency or instrumentality thereof; any official or member of any public international organisation or any agency or instrumentality thereof; any or official of a political party or any candidate for political office (herein ‘public official’); or any person while knowing or reasonably suspecting that all or a portion of such money or thing of value will be offered, given or promised, directly or indirectly, to any public official, in violation of the UK Bribery Act, the US FCPA or the laws of South Korea.

c.              In connection with this CONTRACT, it has not and will not request, agree to accept or accept from any person or entity any payments or gifts or other advantages, or any offers or promises of payments or gifts or other advantages of any kind, directly or indirectly, as a reward or inducement to perform its obligations under this CONTRACT in any way improperly.

2.                   INDEMNIFICATION

Each party agrees that it will fully indemnify, defend and hold harmless the other party from any claims, liabilities, damages, expenses, penalties, judgments and losses (including reasonable attorneys’ fees) assessed or resulting by reason of a breach of the representations and undertakings contained in this Article XVII to the extent permitted by law.

(End of Article)

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ARTICLE XVIII : INSURANCE

(a)         Until delivery, the VESSEL as well as all her equipment and accessories to be used therein shall be at the risk of the BUILDER and the BUILDER shall at its own expense insure the same from launching and items of BUYER’s supply from time to time delivered to the SHIPYARD until delivery of the VESSEL and while undergoing Acceptance Trials in accordance with the Trials Schedule against the usual marine perils. Such insurance shall be taken out with Korean insurance companies on terms corresponding to the Institute of London Underwriter’s Clauses for BUILDER’s risks, as amended to cover earthquakes. Such insurance shall be in an amount corresponding to the Value of Items of BUYER’s supply delivered as aforesaid together with whichever shall be the greater of:

(i)             the value of the items, all equipment and accessories supplied from time to time by the BUILDER and used therein; or

(ii)          the total of the instalments of the CONTRACT PRICE hereinafter mentioned already paid (together with interest thereon calculated at the rate of six per cent (6%) per annum from the respective dates on which such instalments have been paid).

(b)         Insurance shall be effected by the BUILDER with first class Korean insurers and the BUILDER shall provide the BUYER with a certified copy of all insurance policies on issue of same.

(c)          Should the VESSEL be damaged during construction or while undergoing acceptance Trials or otherwise and should such damage not constitute the VESSEL an actual total loss or constructive or arranged or compromised total loss this CONTRACT shall in no way be invalidated but the BUILDER shall at its own expense make good such damage to the satisfaction of the CLASSIFICATION SOCIETY and to the reasonable satisfaction of the BUYER.

(End of Article)

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ARTICLE XIX : INTERPRETATION AND GOVERNING LAW

This CONTRACT has been prepared in English and shall be executed in duplicate and in such number of additional copies as may be required by either party respectively. The parties hereto agree that the validity and interpretation of this CONTRACT and of each Article and part thereof shall be governed by the laws of England.

(End of Article)

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ARTICLE XX : NOTICE

Any and all notices, requests, demands, instructions, advices and communications in connection with this CONTRACT shall be written in English, sent by e-mail or registered air mail or facsimile and shall be deemed to be given when first received whether by e-mail or registered mail or facsimile. They shall be addressed as follows, unless and until otherwise advised:

To the BUILDER :	Hyundai Samho Heavy Industries Co., Ltd.
93, Daebul-ro, Samho-eup, Yeongam-gun, Jeollanam-do, Korea

	Attention :	Contract Management Department
S. W. Jeon / General Manager

	Tel	+82 61 460 2649
	Fax	+82 61 460 3707
	Email	swc@hshi.co.kr

To the BUYER :	STI Cavaliere Shipping Company Limited
c/o Scorpio Tankers Inc
“Le Millenium”
9 Boulevard Charles III, 98000 Monaco

Attention: Mr. Luca Forgione/ Legal Department

	Tel	+377 97 98 57 00
	Fax	+377 97 77 83 46
	Mob	+336 80 86 99 86
	Email	legal@scorpiogroup.net

The said notices shall become effective upon receipt of e-mail or registered air mail or facsimile by the receiver thereof. Where a notice by e-mail or facsimile is concerned which is required to be confirmed by letter, then, unless the CONTRACT or the relevant Article thereof otherwise requires, the notice shall become effective upon receipt of the e-mail or facsimile.

(End of Article)

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ARTICLE XXI : EFFECTIVENESS OF THIS CONTRACT

This CONTRACT shall become effective upon signing by the parties hereto.

(End of Article)

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ARTICLE XXII : EXCLUSIVENESS

This CONTRACT shall constitute the only and entire agreement between the parties hereto, and unless otherwise expressly provided for in this CONTRACT, all other agreements, oral or written, made and entered into between the parties prior to the execution of this CONTRACT shall be null and void.

(End of Article)

53

IN WITNESS WHEREOF, the parties hereto have caused this CONTRACT to be duly executed in duplicate on the date and year first above written.

BUYER		BUILDER

For and on behalf of		For and on behalf of
STI Cavaliere Shipping Company Limited		Hyundai Samho Heavy Industries Co., Ltd.

By:	/s/ Sergio Gianfranchi	By:	/s/ Sam H. Ka
Name:	Sergio Gianfranchi	Name:	Sam H. Ka
Title:	Director or Sti Cavaliere	Title:	Attorney-in-fact
Shipping Company Limited

WITNESS		WITNESS

By:	/s/ James Doyle	By:	/s/ Y. D. Park
Name:	James Doyle	Name:	Y. D. Park
Title:	Analyst	Title:	S.V.P

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EXHIBIT “A”

LETTER OF GUARANTEE

Letter of Guarantee NO.:

Date:             , 2013

Gentlemen:

We hereby open our irrevocable letter of guarantee number                        in favour of                         (hereinafter called the “BUYER”) for account of Hyundai Samho Heavy Industries Co., Ltd., Samho, Korea (hereinafter called the “BUILDER”) as follows in connection with the shipbuilding contract dated                        ,                (hereinafter called “CONTRACT”) made by and between the BUYER and the BUILDER for the construction of                        having the BUILDER’s Hull No.                        (hereinafter called the “VESSEL”).

If, in connection with the terms of the CONTRACT, whether so supplemented, amended, changed or modified, the BUYER shall become entitled to a refund of the advance payment made to the BUILDER prior to the delivery of the VESSEL, we hereby irrevocably guarantee the repayment of the same to the BUYER within twenty (20) days after demand not exceeding US$                         (Say U.S. Dollars only) together with interest thereon at the rate of            per cent (           %) per annum from the date following the date of receipt by the BUILDER to the date of remittance by telegraphic transfer of such refund.

The amount of this guarantee will be automatically increased upon the BUILDER’s receipt of the respective instalment, not more than two (2) times, each time by the amount of instalment plus interest thereon as provided in the CONTRACT, but in any eventuality the amount of this guarantee shall not exceed the total sum of US$                          (Say U.S. Dollars                          only) plus interest thereon at the rate of                  per cent (         %) per annum from the date following the date of the BUILDER’s receipt of each instalment to the date of remittance by telegraphic transfer of the refund. However, in the event of cancellation of the CONTRACT being based on delays due to Force Majeure or other causes beyond the control of the BUILDER, the interest rate of refund shall be reduced to per cent (       %) per annum as provided in Article X of the CONTRACT.

This letter of guarantee is available (subject to the third paragraph hereof) against the BUYER’s first written demand and signed statement certifying that the BUYER’s demand for refund has been made in conformity with Article X of the CONTRACT and the BUILDER has

55

failed to make the refund within twenty (20) days after the Buyer’s demand. Refund shall be made to the Buyer by telegraphic transfer in United States Dollars.

In case any refund is made to the BUYER by the BUILDER or by us under this Letter of Guarantee, our liability hereunder shall be automatically reduced by the amount such refund.

It is hereby understood that payment of any interest provided herein is by way of liquidated damages due to cancellation of the CONTRACT and not by way of compensation for use of money.

Notwithstanding the provisions hereinabove, in the event that within twenty (20) days from the date of your claim to the BUILDER referred to above, we receive notification from you or the BUILDER accompanied by written confirmation to the effect that your claim to cancel the CONTRACT or your claim for refundment thereunder has been disputed and referred to arbitration in accordance with the provisions of the CONTRACT, we shall under this guarantee, refund to you the sum adjudged to be due to you by the BUILDER pursuant to the award made under such arbitration immediately upon receipt from you of a demand for the sums so adjudged and a copy of the award.

This letter of guarantee shall become null and void upon receipt by the BUYER of the sum guaranteed hereby or upon acceptance by the BUYER of the delivery of the VESSEL in accordance with the terras of the CONTRACT and, in either case, this letter of guarantee shall be returned to us.

This letter of guarantee is assignable and valid from the date of this letter of guarantee until such time as the VESSEL is delivered by the BUILDER to the BUYER in accordance with the provisions of the CONTRACT.

This guarantee shall be governed by and construed in accordance with the laws of England and the undersigned hereby submits to the non-exclusive jurisdiction of the courts of England.

Very truly yours,

for and on behalf of

By
Name:
Title :

56

EXHIBIT “B”

Hyundai Samho Heavy Industries Co., Ltd.
93, Daebul-Ro, Samho-Eup, Yeongam-Gun,	Date : , 2013
Jeollanam-Do, Korea

PERFORMANCE GUARANTEE

Gentlemen,

In consideration of your executing a shipbuilding contract (hereinafter called the “CONTRACT”) dated                  , 2013 with                          (hereinafter called the “BUYER”) providing for the design, construction, equipment, launch and delivery of                                  having the BUILDER’s Hull No.                      (hereinafter called the “VESSEL”), and providing, among other tilings, for payment of the contract price amounting to United States Dollars                               only (US$                   ) for the VESSEL, prior to and upon delivery of the VESSEL, the undersigned, as a primary obligor and not as a merely surety, hereby unconditionally and irrevocably guarantees to you or your successors, the due and faithful performance by the BUYER of all its obligations under the CONTRACT and any supplements, amendments, changes or modifications hereinafter made thereto including but not limited to the prompt payment of the contract price, when due (whether on account of principal, interest or otherwise) by the BUYER to you or your successors under the CONTRACT, notwithstanding any obligation of the BUYER being or becoming unenforceable by defect in or want of its powers, (hereby expressly waiving notice of any such supplement, amendment, change or modification as may be agreed to by the BUYER) and confirms that this guarantee shall be fully applicable to the CONTRACT whether so supplemented, amended, changed or modified and if it shall be assigned by the BUYER in accordance with the terms of the CONTRACT. This guarantee will expire on the DELIVERY of the VESSEL as defined in the CONTRACT.

The undersigned hereby certifies, represents and warrants that all acts, conditions and things required to be done and performed and to have occurred precedent to the creation and issuance of this guarantee, and to constitute the guarantee the valid and legally binding obligation of the undersigned enforceable in accordance with its terms have been done and performed and have occurred in due and strict compliance with applicable laws.

The payment by the undersigned under this guarantee shall be made forthwith within thirty (30) days upon receipt by us of written demand from you including a substantiated statement that the BUYER is in default of payment of the amounts (including, but not limited to, the instalment(s) payable prior to or upon delivery of the VESSEL) that were due under the CONTRACT, without requesting you to take any or further procedure or step against the

57

BUYER. In the event that any withholding or deduction is imposed by any law, Article XV of the CONTRACT shall apply so that the undersigned will pay such additional amount as may be necessary in order that the actual amount received after deduction or withholding by virtue of any law outside Korea shall equal to the amount that would have been received if such payment had been made by the BUYER.

Notwithstanding the provisions hereinabove, in the event that any of your request under the CONTRACT is disputed by the BUYER and referred to arbitration in accordance with the provisions of the CONTRACT and we receive notification of this from either you or the BUYER, we shall pay you within thirty (30) days from receipt of your written request together with a certified copy of the award ordering the payment by the BUYER to you of the sum due.

This guarantee shall be governed by and interpreted in accordance with the laws of England and the undersigned hereby submits to the non-exclusive jurisdiction of the Courts of England and appoints Scorpio UK Ltd                            to receive service of proceedings in such courts on its behalf.

Very truly yours,

For and on behalf of

By
Name :
Title :

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